
                                                                              Board of Governors of the Federal Reserve System
                                                                              OMB Number: 7100-0036

                                                                              Federal Deposit Insurance Corporation
                                                                              OMB Number: 3064-0052

                                                                              Office of the Comptroller of the Currency
                                                                              OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                            Expires April 30, 2006
-------------------------------------------------------------------------------------------------------------------------------

                                                                              Please refer to page i,                   [ 1 ]
[GRAPHIC OMITTED]                                                             Table of Contents, for
                                                                              the required disclosure
                                                                              of estimated burden.
-------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY--FFIEC 041
                                                    (20030630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2003    --------------
                                                   (RCRI 9999)


This report is required by law: 12 U.S.C. ss.324 (State member banks); 12 U.S.C. ss.1817 (State nonmember banks); and 12 U.S.C. ss.161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.
--------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I. Foy B. Hester  Vice President & Controller
   ----------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

    /s/ Foy B. Hester
-------------------------------------------------------
Signature of Officer Authorized to Sign Report

   25 July 2003
-------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


/s/ Vicki Floyd
----------------------------------------
Director (Trustee)

/s/ Michael E.S. McCarthy
----------------------------------------
Director (Trustee)

/s/ Gary R. Vaughan
----------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------
SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
      (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 13890 Bishops Drive, Suite 110, Brookfield, WI 53005, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

--------------------------------------------------------------------------------

FDIC Certificate Number 2 6 7 3 2         Deutsche Bank National Trust Company
                        ---------       ----------------------------------------
                       (RCRI 9050)      Legal Title of Bank (TEXT 9010)


                                          Los Angeles
                                        ----------------------------------------
                                        City (TEXT 9130)


                                          CA                        90071-3109
                                        ----------------------------------------
                                        State Abbrev. (TEXT 9200)  ZIP COde
                                                                   (TEXT 9220)


  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732


                                                                       FFIEC 041
                                                                       Page i
Consolidated Reports of Condition and Income for                         [ 2 ]
A Bank With Domestic Offices Only
--------------------------------------------------------------------------------

TABLE OF CONTENTS


SIGNATURE PAGE                                                    Cover

CONTACT INFORMATION ..................................................ii


REPORT OF INCOME

Schedule RI - Income Statement ...............................RI-1, 2, 3

Schedule RI-A - Changes in Equity Capital ..........................RI-4

Schedule RI-B - Charge-offs and Recoveries on Loans and
   Leases and Changes in Allowance for Loan and Lease
   Losses ....................................................RI-4, 5, 6

Schedule RI-E - Explanations ....................................RI-6, 7

REPORT OF CONDITION

Schedule RC - Balance Sheet ......................................RC-1,2

Schedule RC-A - Cash and Balances Due From Depository
   Institutions (to be completed only by select banks)..............RC-3

Schedule RC-B - Securities....................................RC-3, 4, 5

Schedule RC-C - Loans and Lease Financing Receivables:

   Part I. Loans and Leases .....................................RC-6, 7

   Part II. Loans to Small Businesses and Small Farms
      (to be completed for the June report only; not
      included in the forms for the September and
      December reports) .......................................RC-7a, 7b

Schedule RC-D - Trading Assets and Liabilities
   (to be completed only by selected banks) ........................RC-8

Schedule RC-E - Deposit Liabilities ............................RC-9, 10

Schedule RC-F - Other Assets ......................................RC-11

Schedule RC-G - Other Liabilities .................................RC-11

Schedule RC-K - Quarterly Averages ................................RC-12

Schedule RC-L - Derivatives and Off-Balance Sheet Items .......RC-13, 14

Schedule RC-M - Memoranda .........................................RC-15

Schedule RC-N - Past Due and Nonaccural Loans,
   Leases and Other Assets ....................................RC-16, 17

Schedule RC-O - Other Data for Deposit Insurance
   and FICO Assessments .......................................RC-18, 19

Schedule RC-R - Regulatory Capital ....................RC-20, 21, 22, 23

Schedule RC-S - Servicing, Securitization, and
   Assets Sales Activities ................................RC-24, 25, 26

Schedule RC-T - Fiduciary and Related Services ............RC-27, 28, 29

Optional Narrative Statement Concerning the
   Amounts Reported in the Reports of
   Condition and Income ...........................................RC-30
Special Report (to be completed by all banks)


DISCLOSURE OF ESTIMATED BURDEN

The estimated average burden associated with this information collection is 37 hours per respondent and is estimated to vary from 15 to 550 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:


Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429




For information or assistance, National and State nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through
Friday between 8:00 a.m. and 5:00 p.m. Eastern time. State member banks should contact their Federal Reserve District Bank.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                       FFIEC 041
                                                                       Page ii
CONTACT INFORMATION PAGE                                                [ 3 ]

--------------------------------------------------------------------------------
EMERGENCY CONTACT INFORMATION

This information is being requested so the Agencies can distribute critical, time sensitive information to emergency contacts at banks. Please provide primary contact information for a senior official of the bank who has decision-making authority. Also provide information for a secondary contact if available. Enter "none" for the contact's e-mail address or fax number if not available. Emergency contact information is for the confidential use of the Agencies and will not be released to the public.

PRIMARY CONTACT                             SECONDARY CONTACT


Gary Vaughan                                Foy B. Hester
---------------------------------------     ------------------------------------
Name (TEXT C366)                            Name (TEXT C371)


Director                                    Vice President
---------------------------------------     ------------------------------------
Title (TEXT C367)                           Title (TEXT C372)


gary.vaughan@db.com                         foy.hester@db.com
---------------------------------------     ------------------------------------
E-mail Address (TEXT C368)                  E-mail Address (TEXT C373)


(714) 247-6260                              (212) 602-1764
---------------------------------------     ------------------------------------
Telephone: Area code/phone number/          Telephone: Area code/phone number/
extension (TEXT C369)                       extension (TEXT C374)


(714) 247-6016                              (212) 797-0502
---------------------------------------     ------------------------------------
FAX: Area code/phone number (TEXT C370)     FAX: Area code/phone number
                                            (TEXT C375)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
USA PATRIOT ACT SECTION 314(a) ANTI-MONEY LAUNDERING CONTACT INFORMATION

This information is being requested to identify points-of-contact who are in charge of your depository institution's Section 314(a) searches and who could be contacted by federal law enforcement officers for additional information related to anti-terrorist financing and anti-money laundering. Please provide information for a secondary contact if available. Enter "none" for the contact's e-mail address or fax number if not available. USA PATRIOT Act contact information is for the confidential use of the Agencies and the Financial Crimes Enforcement Network (FinCEN) and will not be released to the public.

PRIMARY CONTACT                             SECONDARY CONTACT


Elizabeth Hughes                            Mark Matthews
---------------------------------------     ------------------------------------
Name (TEXT C437)                            Name (TEXT C442)


                                            Compliance/Anti-Money Laundering
US Sanctions Compliance Officer             Officer
---------------------------------------     ------------------------------------
Title (TEXT C438)                           Title (TEXT C443)


elizabeth.hughes@db.com                     mark.matthews@db.com
---------------------------------------     ------------------------------------
E-mail Address (TEXT C439)                  E-mail Address (TEXT C444)


(212) 469-7208                              (202) 626-7015
---------------------------------------     ------------------------------------
Telephone: Area code/phone number/          Telephone: Area code/phone number/
extension (TEXT C440)                       extension (TEXT C445)


(212) 429-8602                              (202) 626-7056
---------------------------------------     ------------------------------------
FAX: Area code/phone number (TEXT C441)     FAX: Area code/phone number
                                            (TEXT C446)
--------------------------------------------------------------------------------

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732


                                                                       FFIEC 041
                                                                       Page RI-1
Consolidated Reports of Income                                          [ 4 ]
for the period January 1, 2003 - June 30, 2003


ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.

--------------------------------
Schedule RI-Income Statement
--------------------------------


                                                                  Dollar Amounts in Thousands    RIAD    Bil    Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1. Interest Income:
   a.  Items 1.a.(1) through (6) are to be completed by all banks.
       Interest and fee income on loans:
                                                                        ---------------------
         (1) Loans secured by real estate ..............................4011                0                             1.a.(1)
                                                                        ---------------------
         (2) Commercial and industrial loans ...........................4012                0                             1.a.(2)
                                                                        ---------------------
         (3) Loans to individuals for household, family, and other
             personal expenditures:
                                                                        ---------------------
             (a) Credit Cards ..........................................B485                0                             1.a.(3)(a)
                                                                        ---------------------
             (b) Other (includes single payment, installment, all
                 student loans, and revolving credit plans other        ---------------------
                 than credit cards) ................................... B486                0                             1.a.(3)(b)
                                                                        ---------------------
         (4) Loans to foreign governments and other official
             institutions                                               4056                0                             1.a.(4)
                                                                        ---------------------
         (5) All other loans(1) ....................................... 4058                0                             1.a.(5)
                                                                        ------------------------------------------------
         (6) Total interest and fee income on loans (sum of items 1.a.(1) through 1.a.(5)).......4010                  0  1.a.(6)
                                                                                                 -----------------------
   b.  Income from lease financing receivables ..................................................4065                  0  1.b.
                                                                                                 -----------------------
   c.  Interest income on balances due from depository institutions(2) ..........................4115                204  1.c.
                                                                                                 -----------------------
   d.  Interest and dividend income on securities:

         (1) U.S. Treasury securities and U.S. Government agency obligations                     -----------------------
             (excluding mortgage-backed securities) .............................................B488                443  1.d.(1)
                                                                                                 -----------------------
         (2) Mortgage-backed securities .........................................................B489                  0  1.d.(2)
                                                                                                 -----------------------
         (3) All other securities (includes securities issued by states and political            -----------------------
             subdivisions in the U.S.) ..........................................................4060                 61  1.d.(3)
                                                                                                 -----------------------
   e.  Interest income from trading assets ......................................................4069                  0  1.e.
                                                                                                 -----------------------
   f.  Interest income on federal funds sold and securities purchased under agreement to resell..4020                  0  1.f.
                                                                                                 -----------------------
   g.  Other interest income ....................................................................4518                 90  1.g.
                                                                                                 -----------------------
   h.  Total interest income (sum of items 1.a.(6) through 1.g.).................................4017                798  1.h.
                                                                                                 -----------------------


---------------------
(1) Includes interest and fee income on "Loans to depository institutions and acceptances of other banks," "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

(2) Includes interest income on time certificates of deposits not held for trading.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732



                                                                       FFIEC 041
                                                                       Page RI-2
Schedule RI-Continued                                                    [ 5 ]



                                                                                -----------------------
                                                                                     Year-to-date
                                                                                -----------------------
                                                    Dollar Amounts in Thousands RIAD   Bil    Mil  Thou
-------------------------------------------------------------------------------------------------------
2. Interest expense

   a.  Interest on deposits:

       (1)  Transaction accounts (NOW accounts, ATS accounts and                -----------------------
            telephone and preauthorized transfer accounts) .....................4058                  0 2.a.(1)
                                                                                -----------------------
       (2)  Nontransaction accounts:
                                                                                -----------------------
            (a)  Savings deposits (includes MMDAs) .............................0093                  0 2.a.(2)(a)
                                                                                -----------------------
            (b)  Time deposits of $100,000 or more .............................A517                  0 2.a.(2)(b)
                                                                                -----------------------
            (c)  Time deposits of less than $100,000 ...........................A518                  0 2.a.(2)(c)
                                                                                -----------------------

   b.  Expense of federal funds purchased and securities sold under             -----------------------
       agreements to repurchase ................................................4180                  0 2.b.
                                                                                -----------------------
   c.  Interest on trading liabilities and other borrowed money ................4185                  0 2.c.
                                                                                -----------------------
   d.  Interest on subordinated notes and debentures ...........................4200                  0 2.d.
                                                                                -----------------------
   e.  Total interest expense (sum of items 2.a through 2.d) ...................4073                  0 2.e.
                                                                                ---------------------------------------
3. Net interest income (item 1.h minus 2.e) ....................................                       4074         798 3.
                                                                                                       ----------------
4. Provision for loan and lease losses .........................................                       4230           0 4.
                                                                                                       ----------------
5. Noninterest income:
                                                                                -----------------------
   a.  Income from fiduciary activities(1) .....................................4070             21,068 5.a.
                                                                                -----------------------
   b.  Service charges on deposit accounts .....................................4080                  0 5.b.
                                                                                -----------------------
   c.  Trading revenue(2) ......................................................A220                  0 5.c.
                                                                                -----------------------

   d.  Investment banking, advisory, brokerage, and underwriting fees           -----------------------
       and commissions .........................................................B490                  0 5.d.
                                                                                -----------------------
   e.  Venture capital revenue .................................................B491                  0 5.e.
                                                                                -----------------------
   f.  Net servicing fees ......................................................B492                  0 5.f.
                                                                                -----------------------
   g.  Net securitization income ...............................................B493                  0 5.g.
                                                                                -----------------------
   h.  (1)  Insurance and reinsurance underwriting income ......................C386                  0 5.h.(1)
                                                                                -----------------------
       (2)  Income from other insurance activities .............................C387                  0 5.h.(2)
                                                                                -----------------------
   i.  Net gains (losses) on sales of loans and leases .........................5416                  0 5.i.
                                                                                -----------------------
   j.  Net gains (losses) on sales of other real estate owned ..................5415                  0 5.j.
                                                                                -----------------------
   k.  Net gains (losses) on sales of other assets (excluding securities) ......B496             16,704 5.k.
                                                                                -----------------------
   l.  Other noninterest income* ...............................................B497                  0 5.l.
                                                                                ---------------------------------------
   m.  Total noninterest income (sum of items 5.a through 5.l) .................                       4079      37,772 5.m.
                                                                                                       ----------------
6. a.  Realized gains (losses) on held-to-maturity securities ..................                       3521           0 6.a.
                                                                                                       ----------------
   b.  Realized gains (losses) on available-for-sale securities ................                       3196           0 6.b.
                                                                                                       ----------------
7. Noninterest expense:
                                                                                -----------------------
   a.  Salaries and employee benefits ..........................................4135              9,743 7.a.
                                                                                -----------------------

   b.  Expenses of premises and fixed assets (net of rental income)            -----------------------
       (excluding salaries and employee benefits and mortgage interest) ........4217              2,368 7.b.
                                                                                -----------------------
   c.  (1)  Goodwill impairment losses .........................................C216                  0 7.c.(1)
                                                                                -----------------------

       (2)  Amortization expense and impairment losses for                      -----------------------
            other intangible assets ............................................C232                202 7.c.(2)
                                                                                -----------------------
   d.  Other noninterest expense* ..............................................4092              8,307 7.d.
                                                                                ---------------------------------------
   e.  Total noninterest expense (sum of items 7.a through 7.d) ................                       4093      20,620 7.e.
                                                                                                       ----------------
8. Income (loss) before income taxes and extraordinary
   items and other adjustments (item 3 plus or minus items 4, 5.m,                                     ----------------
   6.a, 6.b, and 7.e) ..........................................................                       4301      17,950 8.
                                                                                                       ----------------
9. Applicable income taxes (on item 8) .........................................                       4302       7,555 9.
                                                                                                       ----------------

10. Income (loss) before extraordinary items and other adjustments                                     ----------------
    (item 8 minus item 9) ......................................................                       4300      10,395 10.
                                                                                                       ----------------
11. Extraordinary items and other adjustments, net of income taxes* ............                       4320           0 11.
                                                                                                       ----------------
12. Net income (loss) (sum of items 10 and 11) .................................                       4340      10,395 12.
                                                                                ---------------------------------------


-------------------------
* Describe on Schedule RI-E - Explanations

(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.

(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c, must equal the sum of Memorandum items 8.a through 8.d.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                       FFIEC 041
                                                                       Page RI-3
Schedule RI-Continued                                                    [ 6 ]



                                                                                -----------------------
Memoranda                                                                             Year-to-date
                                                                                -----------------------
                                                    Dollar Amounts in Thousands RIAD   Bil    Mil  Thou
-------------------------------------------------------------------------------------------------------
1.  Interest expense incurred to carry tax-exempt securities,
    loans, and leases acquired after August 7, 1986, that is                    -----------------------
    not deductible for federal income tax purposes .............................4513                  0 M.1.
                                                                                -----------------------

2.  Income from the sale and servicing of mutual funds and annuities            -----------------------
    (included in Schedule RI, item 8) ..........................................8431                  0 M.2.
                                                                                -----------------------

3.  Income on tax-exempt loans and leases to states and political subdivisions  -----------------------
    in the U.S. (included in Schedule RI, item 1.a and 1.b above) ..............4313                  0 M.3.
                                                                                -----------------------

4.  Income on tax-exempt securities issued by states and political              -----------------------
    subdivisions in the U.S. (included in Schedule RI, item 1.d.(3)) .......... 4507                  0 M.4.
                                                                                -----------------------
5.  Number of full-time equivalent employees at end of current period                      Number
    (round to nearest whole number)                                             -----------------------
                                                                                4150                195 M.5.
                                                                                -----------------------
6.  Memorandum item 6 is to be completed by:(1)

    o  banks with $300 million or more in total assets, and

    o banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers
       (Schedule RC-C, part 1, item 3) exceeding five percent of total loans.

    Interest and fee income on loans to finance agricultural production and     -----------------------
    other loans to farmers (included in Schedule RI, item 1.a.(5)) .............4024                N/A M.6.
                                                                          -----------------------------
7.  If the reporting bank has restated its balance sheet as a result of          CC     YY    MM   DD
    applying push down accounting this calendar year, report the date     -----------------------------
    of the bank's acquisition(2) ......................................... 9106             0000/00/00  M.7.
                                                                          -----------------------------

8.  Trading revenue (from cash instruments and derivative instruments)
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c)
    (To be completed by banks that reported average trading assets
    (Schedule RC-K, item 7) of $2 million or more for any quarter of the        -----------------------
    preceding calendar year.):                                                  RIAD   Bil  Mil  Thou
                                                                                -----------------------
    a. Interest rate exposures .................................................8757                N/A M.8.a.
                                                                                -----------------------
    b. Foreign exchange exposures ..............................................8758                N/A M.8.b.
                                                                                -----------------------
    c. Equity security and index exposures .....................................8759                N/A M.8.c.
                                                                                -----------------------
    d. Commodity and other exposures ...........................................8760                N/A M.8.d.
                                                                                -----------------------
9.  To be completed by banks with $100 million or more in total assets:(1)
                                                                                -----------------------
    Impact on income of derivatives held for purposes other than trading:       RIAD    Bil  Mil Thou
                                                                                -----------------------
    a. Net increase (decrease) to interest income ..............................8761                  0 M.9.a.
                                                                                -----------------------
    b. Net (increase) decrease to interest expense .............................8762                  0 M.9.b.
                                                                                -----------------------
    c. Other (noninterest) allocations .........................................8763                  0 M.9.c.
                                                                                -----------------------

10. To be completed by banks with $300 million or more in total assets:(1)      -----------------------
    Credit losses on derivatives (see instructions) ............................A251                N/A M.10.
                                                                                -----------------------

                                                                                          -------------
11. Does the reporting bank have a Subchapter S election in effect for                     RIAD   (Y/N)
    federal income tax purposes for the current tax year?                                 -------------
    (enter "Y" for YES or "NO" for NO) ................................................... A530    N    M.11.
                                                                                          -------------


--------------------
(1) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2002, Report of Condition.

(2) For example, a bank acquired on June 1, 2001, would report 20010601.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                       FFIEC 041
                                                                       Page RI-4

-----------------------------------------
Schedule RI-A - Changes in Equity Capital                                [ 7 ]
-----------------------------------------

Indicate decreases and losses in parentheses.               Dollar Amounts in Thousands   RIAD Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------
1. Total equity capital most recently reported for the December 31, 2002, Reports of
   Condition and Income (i.e., after adjustments from amended Reports of Income) ........ 3217        108,440 1.

2. Restatements due to corrections of material accounting errors and changes in
   accounting principles* ............................................................... B507              0 2.

3. Balance end of previous calendar year as restated (sum of items 1 and 2) ............. B508        108,440 3.

4. Net income (loss)(must equal Schedule RI, item 12) ................................... 4340         10,395 4.

5. Sale, conversion, acquisition, or retirement of capital stock, net (excluding
   treasury stock transactions) ......................................................... B509              0 5.

6. Treasury stock transactions, net ..................................................... B510              0 6.

7. Changes incident to business combinations, net ....................................... 4356              0 7.

8. LESS: Cash dividends declared on preferred stock ..................................... 4470              0 8.

9. LESS: Cash dividends declared on common stock ........................................ 4460         11,000 9.

10. Other comprehensive income(1) ....................................................... B511           (14) 10.

11. Other transactions with parent holding company* (not included in items 5, 6, 8 or
    9 above) ............................................................................ 4415              0 11.

12. Total equity capital end of current period (sum of items 3 through 11)
    (must equal Schedule RC, item 28) ................................................... 3210        107,821 12.

---------
*Describe on Schedule RI-E - Explanations.
(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, and changes in minimum pension liability adjustments.

-------------------------------------------------------------------
Schedule RI-B - Charge-offs and Recoveries on Loans and Leases and Changes in Allowance for Loan and Lease Losses
-------------------------------------------------------------------


Part I. Charge-offs and Recoveries on Loans and Leases

PART I INCLUDES CHARGE-OFFS AND RECOVERIES THROUGH THE ALLOCATED TRANSFER RISK RESERVE.

                                                                                      (Column A)         (Column B)
                                                                                    Charge-offs(1)       Recoveries
                                                                                          Calender year-to-date
                                                     Dollar Amounts in Thousands RIAD Bil Mil Thou   RIAD Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:

   a. Construction, land development, and other land loans ..................... 3582            0   3583            0 1.a.

   b. Secured by farmland ...................................................... 3584            0   3585            0 1.b.

   c. Secured by 1-4 family residential properties:

      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit ........................ 5411            0   5412            0 1.c.(1)

      (2) Closed-end loans secured by 1-4 family residential properties ........

          (a) Secured by first liens ........................................... C234            0   C217            0 1.c.(2)(a)

          (b) Secured by junior liens .......................................... C235            0   C218            0 1.c.(2)(b)

   d. Secured by multifamily (5 or more) residential properties ................ 3588            0   3589            0 1.d.

   e. Secured by nonfarm nonresidential properties ............................. 3590            0   3591            0 1.e.

2. Loans to depository institutions and acceptances of other banks ............. 4481            0   4482            0 2.

3. Not applicable

4. Commercial and industrial loans ............................................. 4638            0   4608            0 4.

5. Loans to individuals for household, family, and other personal expenditures:

   a. Credit cards ............................................................. B514            0   B515            0 5.a.

   b. Other (includes single payment, installment, all student loans,
      and revolving credit plans other than credit cards) ...................... B516            0   B517            0 5.b.

6. Loans to foreign governments and official institutions ...................... 4643            0   4627            0 6.

7. All other loans(2) .......................................................... 4644            0   4628            0 7.

8. Lease financing receivables ................................................. 4266            0   4267            0 8.

9. Total (sum of items 1 through 8) ............................................ 4635            0   4605            0 9.

----------
(1) Include write-downs arising from transfers of loans to a held-for-sale account.
(2) Includes charge-offs and recoveries on "Loans to finance agricultural production and other loans to farmer," "Obligations (other than securities and leases) of states and political subdivisions in the U.S.," and "Other loans."

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732
                                                                       FFIEC 041
                                                                       Page RI-5
-----------------------------------------
Schedule RI-B - Continued                                                [ 8 ]
-----------------------------------------


                                                                                     (Column A)           (Column B)
Part I. Continued                                                                   Charge-offs(1)        Recoveries
                                                                                            Calendar year-to-date
Memoranda                                            Dollar Amounts in Thousands  RIAD Bil Mil Thou     RIAD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above .................................  5409            0     5410            0 M.1.

2. Memorandum items 2.a through 2.d are to be completed by banks with $300 million or more in total assets:(2)

   a. Loans secured by real estate to non-U.S. addressees (domicile)
      (included in Schedule RI-B, part I, item 1, above) .......................  4652          N/A     4662          N/A M.2.a.

   b. Loans to and acceptances of foreign banks (included in Schedule
      RI-B, part I, item 2, above) .............................................  4654          N/A     4664          N/A M.2.b.

   c. Commercial and industrial loans to non-U.S. addressess (domicile)
      (included in Schedule RI-B, part I, item 4, above) .......................  4646          N/A     4618          N/A M.2.c.

   d. Lease financing receivables of non-U.S. addressees (domicile)
      (included in Schedule RI-B, part I, item 8, above ........................  4659          N/A     4669          N/A M.2.d.

3. Memorandum item 3 is to be completed by:(2)
   o banks with $300 million or more in total assets, and
   o banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers
     (Schedule RC-C, part I, item 3) exceeding five percent of total loans.
   Loans to finance agricultural production and other loans to
   farmers (included in Schedule RI-B, part I, item 7, above ...................  4655          N/A    4665           N/A M.3.
   Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions)
   that exceed $500 million as of the report date or (2) are credit card specialty banks
   as defined for Uniform Bank Performance Report purposes                                          Calendar year-to-date

4. Uncollectible retail credit card fees and finance charges reversed against income (i.e.,         RIAD  Bil  Mil   Thou
   not included in charge-offs against the allowance for loan and lease losses ...................  C388              N/A M.4.

----------
(1) Include write-downs arising from transfers of loans to a held-for-sale account.
(2) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2002, Report of Condition.


Part II. Changes in Allowance for Loan and Lease Losses

                                                     Dollar Amounts in Thousands   RIAD Bil Mil Thou
----------------------------------------------------------------------------------------------------
1. Balance most recently reported for the December 31, 2002, Reports of Condition
   and Income (i.e., after adjustments from amended Reports of Income) ........... B522              0 1.
2. Recoveries (must equal part I, item 9, column B above) ........................ 4605              0 2.
3. LESS: Charge-offs (must equal part I, item 9, column A, above less Schedule
   RI-B, Part II, item 4) ........................................................ C079              0 3.
4. LESS: Write-downs arising from transfers of loans to a held-for-sale account .. 5523              0 4.
5. Provision for loan and lease losses (must equal Schedule RI, item 4) .......... 4230              0 5.
6. Adjustments* (see instructions for this schedule) ............................. C233              0 6.
7. Balance end of current period (sum of items 1, 2, 5, and 6, less items 3 and 4)
   (must equal Schedule RC, item 4.c) ............................................ 3123              0 7.

---------
*Describe on Schedule RI-E - Explanations.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732
                                                                       FFIEC 041
                                                                       Page RI-6

Part II. Continued                                                       [ 9 ]

Memoranda                                            Dollar Amounts in Thousands     RIAD Bil Mil Thou
------------------------------------------------------------------------------------------------------
1. Allocated transfer risk reserve included in Schedule RI-B, part II, item 7,       C435            0 M.1.
above Memorandum items 2 and 3 are to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or
(2) are credit card specialty banks as defined for Uniform Bank Performance
Report purposes

2. Separate valuation allowance for uncollectible retail credit card fees and        C389          N/A M.2.
finance charges

3. Amount of allowance for loan and lease losses attributable to retail credit       C390          N/A M.3.
card fees and finance charges


----------------------------
Schedule RI-E - Explanations
----------------------------


SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDAR YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                     Year-to-date
                                                     Dollar Amounts in Thousands  RIAD Bil Mil Thou
---------------------------------------------------------------------------------------------------
1. Other noninterest income (from Schedule RI, item 5.I)
   Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:

   a. Income and fees from the printing and sale of checks                        C013            0 1.a.

   b. Earnings on/increase in value of cash surrender value of life insurance     C014            0 1.b.

   c. Income and fees from automated teller machines (ATMs)                       C016            0 1.c.

   d. Rent and other income from other real estate owned                          4042            0 1.d.

   e. Safe deposit box rent                                                       C015            0 1.e.

   f. TEXT 4461                                                                   4461            0 1.f.

   g. TEXT 4462                                                                   4462            0 1.g.

   h. TEXT 4463                                                                   4463            0 1.h.

2. Other noninterest expense (from Schedule RI, item 7.d)
   Itemize and describe amounts that exceed 1% of the sum of Schedule RI, items 1.h and 5.m:

   a. Data processing expenses                                                    C017            0 2.a.

   b. Advertising and marketing expenses                                          0497            0 2.b.

   c. Directors' fees                                                      `      4136            0 2.c.

   d. Printing, stationery, and supplies                                          C018            0 2.d.

   e. Postage                                                                     8403            0 2.e.

   f. Legal fees and expenses                                                     4141            0 2.f.

   g. FDIC deposit insurance assessments                                          4146            0 2.g.

   h. TEXT 4464 Interdepartmental Expenses                                        4464        2,385 2.h.

   i. TEXT 4467 Agency Professional Expenses                                      4467        2,755 2.i.

   j. TEXT 4468                                                                   4468            0 2.j.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732


                                                                       FFIEC 041
                                                                       Page RI-7

                                                                         [ 10 ]

Schedule RI-E - Continued                                                           Year-to-date
                                                                                  -----------------
                                                     Dollar Amounts in Thousands  RIAD Bil Mil Thou
---------------------------------------------------------------------------------------------------
3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11)(itemize and describe all extraordinary items and other adjustments):

   a. (1) TEXT 4469                                                               4469            0 3.a.(1)

      (2) Applicable income tax effect                           4486         0                     3.a.(2)

   b. (1) TEXT 4487                                                               4487            0 3.b.(1)

      (2) Applicable income tax effect                           4488         0                     3.b.(2)

   c. (1) TEXT 4489                                                               4489            0 3.c.(1)

      (2) Applicable income tax effect                           4491         0                     3.c.(2)

4. Restatements due to corrections of material accounting errors and changes in accounting principles (from Schedule RI-A, item 2)(itemize and describe all restatements):

   a. TEXT B526                                                                   B526            0 4.a.

   b. TEXT B527                                                                   B527            0 4.b.

5. Other transactions with parent holding company (from Schedule RI-A, item 11)
   (itemize and describe all such transactions):

   a. TEXT 4498                                                                   4498            0 5.a.

   b. TEXT 4499                                                                   4499            0 5.b.

6. Adjustments to allowance for loan and lease losses (from Schedule RI-B, part II, item 6)(itemize and describe all adjustments):

   a. TEXT 4521                                                                   4521            0 6.a.

   b. TEXT 4522                                                                   4522            0 6.b.

7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

   Other explanations (Either enter text in the field below or skip and leave blank for "No comment"):

   (TEXT 4769)

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                       FFIEC 041
                                                                       Page RC-1

                                                                         [ 11 ]

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 2003

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.


---------------------------
Schedule RC - Balance Sheet
---------------------------



                                                     Dollar Amounts in Thousands  RCON Bil Mil Thou
---------------------------------------------------------------------------------------------------
ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):

   a. Noninterest-bearing balances and currency and coin(1) ....................  0081          611 1.a.

   b. Interest-bearing balances(2) .............................................  0071       28,410 1.b.

2. Securities:

   a. Held-to-maturity securities (from Schedule RC-B, column A) ...............  1754            0 2.a.

   b. Available-for-sale securities (from Schedule RC-B, column D) .............  1773       82,421 2.b.

3. Federal funds sold and securities purchased under agreements to resell:

   a. Federal funds sold .......................................................  B987            0 3.a.

   b. Securities purchased under agreements to resell(3) .......................  B989            0 3.b.

4. Loans and lease financing receivables (from Schedule RC-C):

   a. Loans and leases held for sale ...........................................  5369            0 4.a.

   b. Loans and leases, net of unearned income .............. B528             0                    4.b.

   c. LESS: Allowance for loan and lease losses ............. 3123             0                    4.c.

   d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c) B529            0 4.d.

5. Trading assets (from Schedule RC-D) .........................................  3545            0 5.

6. Premises and fixed assets (including capitalized leases) ....................  2145        3,658 6.

7. Other real estate owned (from Scheduel RC-M) ................................  2150            0 7.

8. Investments in unconsolidated subsidiaries and associated companies
   (from Schedule RC-M) ........................................................  2130            0 8.

9. Customers' liability to this bank on acceptances outstanding ................  2155            0 9.

10. Intangible assets:

    a. Goodwill ................................................................  3163            0 10.a.

    b. Other intangible assets (from Schedule RC-M) ............................  0426          202 10.b.

11. Other assets (from Schedule RC-F) ..........................................  2160       11,047 11.

12. Total assets (sum of items 1 through 11) ...................................  2170      126,349 12.

----------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.
(3) Includes all securities resale agreements, regardless of maturity.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732
                                                                       FFIEC 041
                                                                       Page RC-2

Schedule RC - Continued                                                  [ 12 ]

                                                     Dollar Amounts in Thousands            RCON Bil Mil Thou
-------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:

    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E ........... 2200            0 13.a.

       (1) Noninterest-bearing(1) ......................................... 6631          0                   13.a.(1)

       (2) Interest-bearing ............................................... 6636          0                   13.a.(2)

    b. Not applicable

14. Federal funds purchased and securities sold under agreements to repurchase:

    a. Federal funds purchased(2) ......................................................... B993            0 14.a.

    b. Securities sold under agreements to repurchase(3) .................................. B995            0 14.b.

15. Trading liabilities (from Schedule RC-D) .............................................. 3548            0 15.

16. Other borrowed money (includes mortgage indebtedness and obligations under
    capitalized leases)(from Schedule RC-M) ............................................... 3190            0 16.

17. Not applicable

18. Bank's liability on acceptances executed and outstanding .............................. 2920            0 18.

19. Subordinated notes and debentures(4) .................................................. 3200            0 19.

20. Other liabilities (from Schedule RC-G) ................................................ 2930       18,528 20.

21. Total liabilities (sum of items 13 through 20) ........................................ 2948       18,528 21.

22. Minority interest in consolidated subsidiaries ........................................ 3000            0 22.

EQUITY CAPITAL

23. Perpetual preferred stock and related surplus ......................................... 3838            0 23.

24. Common stock .......................................................................... 3230       50,000 24.

25. Surplus (exclude all surplus related to preferred stock) .............................. 3839       50,000 25.

26. a. Retained earnings .................................................................. 3632        7,813 26.a.

    b. Accumulated other comprehensive income(5) .......................................... B530            8 26.b.

27. Other equity capital components(6) .................................................... A130            0 27.

28. Total equity capital (sum of items 23 through 27) ..................................... 3210      107,821 28.

29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)  3300      126,349 29.

Memorandum

TO BE REPORTED WITH THE MARCH REPORT OF CONDITION.

1.Indicate in the box at the right the number of the statement below that best
  describes the most comprehensive level of auditing work performed for the bank          RCON  Number
                                                                                          ------------
  by independent external auditors as of any date during 2002 ........................... 6724     N/A  M.1.

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Attestation on bank management's assertion on the effectiveness of the bank's internal control over financial reporting by a certified public accounting firm

4 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

5 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

6 = Review of the bank's financial statements by external auditors

7 = Compilation of the bank's financial statements by external auditors

8 = Other audit procedures (excluding tax preparation work)

9 = No external audit work

---------
(1)Includes total demand deposits and noninterest-bearing time and savings deposits.

(2)Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, "Other borrowed money."

(3)Includes all securities repurchase agreements, regardless of maturity.

(4)Includes limited-life preferred stock and related surplus.

(5)Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, and minimum pension liability adjustments.

(6)Includes treasury stock and unearned Employee Stock Ownership Plan shares.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                       FFIEC 041
                                                                       Page RC-3

-------------------------------------------------------------------
Schedule RC-A - Cash and Balances Due From Depository Institutions       [ 13 ]
-------------------------------------------------------------------

Schedule RC-A is to be completed only by banks with $300 million or more in total assets. Exclude assets held for trading.

                                                             Dollar Amounts in Thousands     RCON    Bil     Mil     Thou
------------------------------------------------------------------------------------------- ------ ------- ------- --------
1. Cash items in process of collection, unposted debits, and currency and coin:             ------ ------------------------
   a. Cash items in process of collection and unposted debits .............................  0020                     N/A   1.a.
                                                                                            ------ ------------------------
   b. Currency and coin ...................................................................  0080                     N/A   1.b.
                                                                                            ------ ------------------------
2. Balances due from depository institutions in the U.S.:
                                                                                            ------ ------------------------
   a. U.S. branches and agencies of foreign banks .........................................  0083                     N/A   2.a.
                                                                                            ------ ------------------------
   b. Other commercial banks in the U.S. and other depository institutions in the U.S. ....  0085                     N/A   2.b.
                                                                                            ------ ------------------------
3. Balances due from banks in foreign countries and foreign central banks:
                                                                                            ------ ------------------------
   a. Foreign branches of other U.S. banks ................................................  0073                     N/A   3.a.
                                                                                            ------ ------------------------
   b. Other banks in foreign countries and foreign central banks ..........................  0074                     N/A   3.b.
                                                                                            ------ ------------------------
4. Balances due from Federal Reserve Banks ................................................  0090                     N/A   4.
                                                                                            ------ ------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, sum of Items 1.a and 1.b) ....  0010                     N/A   5.
                                                                                            ------ ------------------------


----------------------------
Schedule RC-B - Securities
----------------------------

Exclude assets held for trading.

                                              Held-to-maturity                                Available-for-sale
                               ----------------------------------------------- -----------------------------------------------
                                     (Column A)               (Column B)             (Column A)               (Column B)
                                   Amortized Cost             Fair Value           Amortized Cost             Fair Value
                               ----------------------- ----------------------- ----------------------- -----------------------
  Dollar Amounts in Thousands   RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou
------------------------------ ------ ----- ----- ---- ------ ----- ----- ---- ------ ----- ----- ---- ------ ----- ----- ----
1. U.S. Treasury securities ..  0211                 0  0213                 0  1286            82,409  1287            82,421  1.
                               ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
2. U.S. Government agency
   obligations (exclude
   mortgage-backed
   securities):
   a. Issued by U.S. Gov-      ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
      ernment agencies(1) ....  1289                 0  1290                 0  1291                 0  1293                 0  2.a.
                               ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
   b. Issued by U.S.
      Government-              ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
      sponsored agencies(2) ..  1294                 0  1295                 0  1297                 0  1298                 0  2.b.
                               ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
3. Securities issued by
   states and political        ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
   subdivisions in the U.S. ..  8496                 0  8497                 0  8498                 0  8499                 0  3.
                               ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------

----------

(1) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(2) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                       FFIEC 041
                                                                       Page RC-4


Schedule RC-B - Continued                                                [ 14 ]

                                            Held-to-maturity                                Available-for-sale
                             ----------------------------------------------- -----------------------------------------------
                                   (Column A)               (Column B)             (Column C)               (Column D)
                                 Amortized Cost             Fair Value           Amortized Cost             Fair Value
                             ----------------------- ----------------------- ----------------------- -----------------------
Dollar Amounts in Thousands   RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou
---------------------------- ------ ----- ----- ---- ------ ----- ----- ---- ------ ----- ----- ---- ------ ----- ----- ----
4. Mortgage-backed
   securities (MBS):
   a. Pass-through
      securities:
      (1) Guaranteed by      ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
          GNMA .............  1698                 0  1699                 0  1701                 0  1702                 0 4.a.(1)
      (2) Issued by FNMA     ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
          and FHLMC ........  1703                 0  1705                 0  1706                 0  1707                 0 4.a.(2)
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
      (3) Other pass-
          through securities  1709                 0  1710                 0  1711                 0  1713                 0 4.a.(3)
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
   b. Other mortgage-
      backed securities
      (include CMOs,
      REMICs, and stripped
      MBS):

      (1) Issued or guar-
          anteed by FNMA,    ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
          FHLMC, or GNMA ...  1714                 0  1715                 0  1716                 0  1717                 0 4.b.(1)
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
      (2) Collateralized by
          MBS issued or
          guaranteed by
          FNMA, FHLMC,       ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
          or GNMA ..........  1718                 0  1719                 0  1731                 0  1732                 0 4.b.(2)
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
      (3) All other
          mortgage-backed    ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
          securities .......  1733                 0  1734                 0  1735                 0  1736                 0 4.b.(3)
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
5. Asset-backed securities
   (ABS):

   a. Credit card            ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
      receivables ..........  B838                 0  B839                 0  B840                 0  B841                 0 5.a.
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
   b. Home equity lines ....  B842                 0  B843                 0  B844                 0  B845                 0 5.b.
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
   c. Automobile loans .....  B846                 0  B847                 0  B848                 0  B849                 0 5.c.
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
   d. Other consumer loans..  B850                 0  B851                 0  B852                 0  B853                 0 5.d.
   e. Commercial and         ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
      industrial loans......  B854                 0  B855                 0  B856                 0  B857                 0 5.e.
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
   f. Other ................  B858                 0  B859                 0  B860                 0  B861                 0 5.f.
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
6. Other debt securities:
   a. Other domestic debt    ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
      securities ...........  1737                 0  1738                 0  1739                 0  1741                 0 6.a.
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
   b. Foreign debt
      securities ...........  1742                 0  1743                 0  1744                 0  1746                 0 6.b.
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
7. Investments in mutual
   funds and other equity
   securities with readily
   determinable fair         ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
   values(1) ...............                                                  A510                 0  A511                 0 7.
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
8. Total (sum of items 1
   through 7) (total of
   column A must equal
   Schedule RC, item 2.a)
   (total of column D must
   equal Schedule RC,        ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------
   item 2.b) ...............  1754                 0  1771                 0  1772            82,409  1773            82,421 8.
                             ------ ---------------- ------ ---------------- ------ ---------------- ------ ----------------

----------
(1) Report Federal Reserve stock, Federal Home Loan Bank stock and bankers' bank stock in Schedule RC-F, item 4.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                       FFIEC 041
                                                                       Page RC-5


Schedule RC-B - Continued                                                [ 15 ]


Memoranda                                                    Dollar Amounts in Thousands     RCON    Bil     Mil     Thou
------------------------------------------------------------------------------------------- ------ ------- ------- -------
1. Pledged securities(1) ..................................................................  0416                     598  M.1.
                                                                                            ------ -----------------------
2. Maturity and repricing data for debt securities(1), (2)
   (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:(3),(4)
                                                                                            ------ -----------------------
     (1) Three months or less .............................................................  A549                  40,959  M.2.a.(1)
                                                                                            ------ -----------------------
     (2) Over three months through 12 months...............................................  A550                  41,462  M.2.a.(2)
                                                                                            ------ -----------------------
     (3) Over one year through three years.................................................  A551                       0  M.2.a.(3)
                                                                                            ------ -----------------------
     (4) Over three years through five years...............................................  A552                       0  M.2.a.(4)
                                                                                            ------ -----------------------
     (5) Over five years through 15 years..................................................  A553                       0  M.2.a.(5)
                                                                                            ------ -----------------------
     (6) Over 15 years.....................................................................  A554                       0  M.2.a.(6)
                                                                                            ------ -----------------------
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of:(3),(5)
                                                                                            ------ -----------------------
     (1) Three months or less .............................................................  A555                       0  M.2.b.(1)
                                                                                            ------ -----------------------
     (2) Over three months through 12 months...............................................  A556                       0  M.2.b.(2)
                                                                                            ------ -----------------------
     (3) Over one year through three years.................................................  A557                       0  M.2.b.(3)
                                                                                            ------ -----------------------
     (4) Over three years through five years...............................................  A558                       0  M.2.b.(4)
                                                                                            ------ -----------------------
     (5) Over five years through 15 years..................................................  A559                       0  M.2.b.(5)
                                                                                            ------ -----------------------
     (6) Over 15 years.....................................................................  A560                       0  M.2.b.(6)
                                                                                            ------ -----------------------
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
   exclude mortgage pass-through securities) with an expected average life of:(6)
                                                                                            ------ -----------------------
     (1) Three years or less ..............................................................  A561                       0  M.2.c.(1)
                                                                                            ------ -----------------------
     (2) Over three years .................................................................  A562                       0  M.2.c.(2)
   d. Debt securities with a REMAINING MATURITY of one year or less (included in            ------ -----------------------
   Memorandum items 2.a through 2.c above) ................................................  A248                   82,421 M.2.d.
                                                                                            ------ -----------------------
3. Amortized cost of held-to-maturity securities sold or transferred to available-
   for-sale or trading securities during the calendar year-to-date (report the              ------ -----------------------
   amortized cost at date of sale or transfer) ............................................  1778                       0  M.3.
                                                                                            ------ -----------------------
4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5 and 6):
                                                                                            ------ -----------------------
   a. Amortized cost ......................................................................  8782                       0  M.4.a.
                                                                                            ------ -----------------------
   b. Fair value ..........................................................................  8783                       0  M.4.b.
                                                                                            ------ -----------------------


----------

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.

(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by the next repricing date.

(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgage included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-6

-----------------------------------------------------
Schedule RC-C - Loans and Lease Financing Receivables                   [ 16 ]
-----------------------------------------------------

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses or the allocated transfer risk reserve from amounts reported in this schedule. Report
(1) loans and leases held for sale at the lower of cost or market value and
(2) loans and leases held for investment, net of unearned income.
Exclude assets held for trading and commercial paper.

                                                                              (Column A)               (Column B)
                                                                           To Be Completed          To Be Completed
                                                                            by Banks with              by All Banks
                                                                         $300 Million or More
                                                                          in Total Assets(1)
                                                                        ----------------------- -----------------------
                                           Dollar Amounts in Thousands  RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou
---------------------------------------------------------------------- ------ ----- ----- ---- ------ ----- ----- ----
1. Loans secured by real estate:
   a. Construction, land development, and other land loans ............                         1415                 0 1.a.
                                                                                               ------ ----------------
   b. Secured by farmland (including farm residential and other
      improvements) ...................................................                         1420                 0 1.b.
                                                                                               ------ ----------------
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit ...............                         1797                 0 1.c.(1)
                                                                                               ------ ----------------
      (2) Closed-end loans secured by 1-4 family residential properties
          (a) Secured by first liens ..................................                         5367                 0 1.c.(2)(a)
                                                                                               ------ ----------------
          (b) Secured by junior liens ......... .......................                         5368                 0 1.c.(2)(b)
                                                                                               ------ ----------------
   d. Secured by multifamily (5 or more) residential properties .......                         1460                 0 1.d.
                                                                                               ------ ----------------
   e. Secured by nonfarm nonresidential properties ....................                         1480                 0 1.e.
                                                                                               ------ ----------------
2. Loans to depository institutions and acceptances of other banks ....                         1288                 0 2.
                                                                                               ------ ----------------
   a. To commercial banks in the U.S.:
                                                                       ------ ----------------
      (1) To U.S. branches and agencies of foreign banks .............. B532              N/A                          2.a.(1)
                                                                       ------ ----------------
      (2) To other commercial banks in the U.S. ....................... B533              N/A                          2.a.(2)
                                                                       ------ ----------------
   b. To other depository institutions in the U.S. .................... B534              N/A                          2.b.
                                                                       ------ ----------------
   c. To banks in foreign countries:
      (1) To foreign branches of other U.S. banks ..................... B536              N/A                          2.c.(1)
                                                                       ------ ----------------
      (2) To other banks in foreign countries ......................... B537              N/A                          2.c.(2)
                                                                       ------ ----------------
3. Loans to finance agricultural production and other loans to farmers.                         1590                 0 3.
                                                                                               ------ ----------------
4. Commercial and industrial loans ....................................                         1766                 0 4.
                                                                       ------ ---------------- ------ ----------------
   a. To U.S. addressees (domicile) ................................... 1763              N/A                          4.a.
                                                                       ------ ----------------
   b. To non-U.S. addressees (domicile) ............................... 1764              N/A                          4.b.
                                                                       ------ ----------------
5. Not applicable
6. Loans to individuals for household, family, and other personal expenditures (i.e., consumer loans) (includes purchased paper):
   a. Credit cards ....................................................                         B538                 0 6.a.
                                                                                               ------ ----------------
   b. Other revolving credit plans ....................................                         B539                 0 6.b.
                                                                                               ------ ----------------
   c. Other consumer loans (includes single payment, installment, and
      all student loans) ..............................................                         2011                 0 6.c.
                                                                                               ------ ----------------
7. Loans to foreign governments and official institutions (including
   foreign central banks) .............................................                         2081                 0 7.
                                                                                               ------ ----------------
8. Obligations (other than securities and leases) of states and
   political subdivisions in the U.S. .................................                         2107                 0 8.
                                                                                               ------ ----------------
9. Other loans ........................................................                         1563                 0 9.
                                                                                               ------ ----------------
   a. Loans for purchasing or carrying securities (secured             ------ ----------------
      and unsecured) .................................................. 1545              N/A                          9.a.
                                                                       ------ ----------------
   b. All other loans (exclude consumer loans) ........................ 1564              N/A                          9.b.
                                                                       ------ ---------------- ------ ----------------
10. Lease financing receivables (net of unearned income) ..............                         2165                 0 10.
                                                                       ------ ---------------- ------ ----------------
    a. Of U.S. addressees (domicile) .................................. 2182              N/A                          10.a.
                                                                       ------ ----------------
    b. Of non-U.S. addressees (domicile) .............................. 2183              N/A                          10.b.
                                                                       ------ ---------------- ------ ----------------
11. LESS: Any unearned income on loans reflected in items 1-9 above ...                         2123                 0 11.
                                                                                               ------ ----------------
12. Total loans and leases, net of unearned income (sum of items 1
    through 10 minus item 11) (must equal Schedule RC, sum of                                  ------ ----------------
    items 4.a and 4.b) ................................................                         2122                 0 12.
                                                                                               ------ ----------------

----------

(1) The $300 million asset size test is generally based on the total assets reported on the June 30, 2002, Report of Condition.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                       FFIEC 041
                                                                       Page RC-7


Schedule RC-C - Continued                                                [ 17 ]


Part I. Continued

Memoranda

                                                             Dollar Amounts in Thousands     RCON    Bil     Mil     Thou
------------------------------------------------------------------------------------------- ------ ------- ------- -------

1. Loans and leases restructured and in compliance with modified terms
   (included in Schedule RC-C, part I, and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1) (exclude loans secured by 1-4 family residential properties and loans to individuals for household,
   family, and other personal expenditures) ..............................................   1616                        0  M.1.
                                                                                            ------ -----------------------
2. Maturity and repricing data for loans  and leases (excluding those in nonaccrual status):
   a. Closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:(1),(2)
     (1) Three months or less .............................................................  A564                       0  M.2.a.(1)
                                                                                            ------ -----------------------
     (2) Over three months through 12 months...............................................  A565                       0  M.2.a.(2)
                                                                                            ------ -----------------------
     (3) Over one year through three years.................................................  A566                       0  M.2.a.(3)
                                                                                            ------ -----------------------
     (4) Over three years through five years...............................................  A567                       0  M.2.a.(4)
                                                                                            ------ -----------------------
     (5) Over five years through 15 years..................................................  A568                       0  M.2.a.(5)
                                                                                            ------ -----------------------
     (6) Over 15 years.....................................................................  A569                       0  M.2.a.(6)
                                                                                            ------ -----------------------
   b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B, above) with a remaining maturity or next repricing date of:(1),(3)
     (1) Three months or less .............................................................  A570                       0  M.2.b.(1)
                                                                                            ------ -----------------------
     (2) Over three months through 12 months...............................................  A571                       0  M.2.b.(2)
                                                                                            ------ -----------------------
     (3) Over one year through three years.................................................  A572                       0  M.2.b.(3)
                                                                                            ------ -----------------------
     (4) Over three years through five years...............................................  A573                       0  M.2.b.(4)
                                                                                            ------ -----------------------
     (5) Over five years through 15 years..................................................  A574                       0  M.2.b.(5)
                                                                                            ------ -----------------------
     (6) Over 15 years.....................................................................  A575                       0  M.2.b.(6)
                                                                                            ------ -----------------------
   c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column B, above) with a REMAINING MATURITY of one year or less (excluding
      those in nonaccrual status) .........................................................  A247                        0 M.2.c.
                                                                                            ------ -----------------------
3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in Schedule RC-C, part I,
   items 4 and 9, column B(4) .............................................................  2746                       0  M.3
                                                                                            ------ -----------------------
4. Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),
   column B) ..............................................................................  5370                       0  M.4.
                                                                                            ------ -----------------------
5. To be completed by banks with $300 million or more in total assets:(5)
   Loans secured by real estate to non-U.S. addressees (domicile) (included in
   Schedule RC-C, part I, items 1.a through 1.e, column B) ................................  B837                     N/A  M.5.
                                                                                            ------ -----------------------

   Memorandum item 6 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in the instructions) that exceed $500 million as of the report date or (2) are credit card specialty banks as defined for Uniform Bank Performance
   Report purposes

6. Outstanding credit card fees and finance charges included in Schedule RC-C,
   part I, item 6.a........................................................................  C391                     N/A  M.6.
                                                                                            ------ -----------------------


----------

(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.

(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(3) Sum of Memorandum items 2.b.(1) through 2.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, item 1.c.(2)(a), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column B, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(4)  Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e, column B.

(5) The $300 million asset size test is generally based on the total assets reported on the June 30, 2002, Report of Condition.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-7a


Schedule RC-C - Continued                                                [ 17a ]


Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.


LOANS TO SMALL BUSINESSES

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part I, item 1.e, and all or substantially all of the dollar volume of your bank's "Commercial and industrial loans" reported in Schedule RC-C, part I, item 4(1), have original
   amounts of $100,000 or less (If your bank has no loans outstanding in both of                              RCON   (Y/N)
   these two loan categories, place an "N" in the box to the right for NO,                                    ----   -----
   otherwise mark it "Y" for YES ...........................................................................  6999     N    1.

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.

If NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

                                                                                 Number
                                                                                of Loans
                                                                                --------
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:

   a. "Loans secured by nonfarm nonresidential properties" reported in Schedule
       RC-C, part I, item 1.e, (Note: Item 1.e divided by the number of loans   ------ -----
       should NOT exceed $100,000.)............................................. 5562   N/A  2.a.
                                                                                ------ -----

   b. "Commercial and Industrial loans" reported in Schedule RC-C, part I,
      item 4(1). (Note: Item 4(1), divided by the number of loans should NOT    ------ -----
      exceed $100,000.)......................................................... 5563   N/A  2.b.
                                                                                ------ -----
                                                                               (Column A)             (Column B)
                                                                                                        Amount
                                                                                 Number               Currently
                                                                                of Loans              Outstanding
                                                                                ------------------------------------------
                                                   Dollar Amounts in Thousands    RCON       RCON    Bil     Mil     Thou
------------------------------------------------------------------------------------------- ------ ------- ------- -------
3.  Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" reported in Schedule RC-C, part 1, item 1.e
    (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part 1, item 1.e):
    a. With original amounts of $100,000 or less ............................... 5564     0  5565                        0 3.a.
                                                                                ------ ----- ----- -----------------------
    b. With original amounts of more than $100,000 through $250,000 ............ 5566     0  5567                        0 3.b.
                                                                                ------ ----- ----- -----------------------
    c. With original amounts of more than $250,000 through $1,000,000 .......... 5568     0  5569                        0 3.c.
                                                                                ------ ----- ----- -----------------------

4. Number and amount currently outstanding of "Commercial and industrial loans" reported in Schedule RC-C, part 1, item 4(1) (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4(1)):

    a. With original amounts of $100,000 or less ............................... 5570     0  5571                        0 4.a.
                                                                                ------ ----- ----- -----------------------
    b. With original amounts of more than $100,000 through $250,000 ............ 5572     0  5573                        0 4.b.
                                                                                ------ ----- ----- -----------------------
    c. With original amounts of more than $250,000 through $1,000,000 .......... 5574     0  5575                        0 4.c.
                                                                                ------ ----- ----- -----------------------

----------
(1) Banks with $300 million or more in total assets should provide the requested information for "Commercial and industrial loans" based on the loans reported in Schedule RC-C, part I, item 4.a, column A, "Commercial and industrial loans to U.S. addressees.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-7b
Schedule RC-C - Continued                                               [ 17b ]

Part II. Continued


AGRICULTURAL LOANS TO SMALL FARMS
5.  Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" reported in Schedule RC-C, part I item 1.b, and all or substantially all
    of the dollar volume of your bank's "Loans to finance agricultural production and other                       -----------
    loans to farmers" reported in Schedule RC-C, part I, item 3, have original amounts of                         RCON  (Y/N)
    $100,000 or less (If your bank has no loans outstanding in both of these two loan categories,                 -----------
    place an "N" in the box to the right for NO, otherwise mark it "Y" for YES) ..................................6860    N   5.
                                                                                                                  -----------

IF YES, complete items 6.a and 6.b below, and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete item 6 through 8.


                                                                                -----------------------
6.  Report the total number of loans currently outstanding for each of the          Number of Loans
    following Schedule RC-C, part I, loan categories:                           -----------------------

    a.  "Loans secured by farmland (including farm residential and other        ----
        improvements)" reported in Schedule RC-C, part I, item 1.b,             RCON
        (Note: Item 1.b, divided by the number of loans should NOT exceed       -----------------------
        $100,000.) ............................................................ 5576                N/A 6.a.
                                                                                -----------------------
    b.  "Loans to finance agricultural production and other loans to
        farmers" reported in Schedule RC-C, part I, item 3 (Note: Item 3        -----------------------
        divided by the number of loans should NOT exceed $100,000.) ........... 5577                N/A 6.b.
                                                                                -----------------------

                                                                                ---------------------------------------------
                                                                                       (Column A)           (Column B)
                                                                                                              Amount
                                                                                                             Currently
                                                   Dollar Amounts in Thousands       Number of Loans        Outstanding
-----------------------------------------------------------------------------------------------------------------------------
7.  Number and amount currently outstanding of "Loans secured by                RCON                    RCON   Bil  Mil  Thou
    farmland (including farm residential and other improvements)" reported       ----                   ----------------------
    in Schedule RC-C, part I, item 1.b (sum of items 7.a through 7.c must be
    less than or equal to Schedule RC-C, part I, item 1.b):                     ---------------------------------------------
    a.  With original amounts of $100,000 or less ..............................5578                  0 5579               0  7.a.
                                                                                ---------------------------------------------
    b.  With original amounts of more than $100,000 through $250,000 ...........5580                  0 5581               0  7.b.
                                                                                ---------------------------------------------
    c.  With original amounts of more than $250,000 through $500,000 ...........5582                  0 5583               0  7.c.
                                                                                ---------------------------------------------
8.  Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" reported in
    Schedule RC-C, part I, item 3 (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3):
                                                                                ---------------------------------------------
    a.  With original amounts of $100,000 or less ..............................5584                  0 5585               0  8.a.
                                                                                ---------------------------------------------
    b.  With original amounts of more than $100,000 through $250,000 ...........5586                  0 5587               0  8.b.
                                                                                ---------------------------------------------
    c.  With original amounts of more than $250,000 through $500,000 ...........5588                  0 5589               0  8.c.
                                                                                ---------------------------------------------


June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-8
------------------------------------------------
Schedule RC-D - Trading Assets and Liabilities                           [ 18 ]
------------------------------------------------


SCHEDULE RC-D IS TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING CALENDAR YEAR.



                                                                                             ------------------------
                                                                Dollar Amounts in Thousands  RCON   Bil   Mil   Thou
---------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                       ------------------------
1.  U.S. Treasury securities ................................................................3531                N/A  1.
                                                                                             ------------------------
2.  U.S. Government agency obligations (exclude mortgage-backed securities) .................3532                N/A  2.
                                                                                             ------------------------
3.  Securities issued by states and political subdivisions in the U.S. ......................3533                N/A  3.
                                                                                             ------------------------
4.  Mortgage-backed securities (MBS):
                                                                                             ------------------------
    a.  Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ................3534                N/A  4.a.
                                                                                             ------------------------

    b.  Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA        ------------------------
        (include CMOs, REMICs, and stripped MBS) ............................................3535                N/A  4.b.
                                                                                             ------------------------
    c.  All other mortgage-backed securities ................................................3536                N/A  4.c.
                                                                                             ------------------------
5.  Other debt securities ...................................................................3537                N/A  5.
                                                                                             ------------------------

6.  - 8. Not applicable                                                                      ------------------------

9.  Other trading assets ....................................................................3541                N/A  9.
                                                                                             ------------------------

10. Not applicable                                                                           ------------------------

11. Revaluation gains on derivative contracts ...............................................3543                N/A  11.
                                                                                             ------------------------
12. Total trading assets (sum of items 1 through 11)(must equal Schedule RC, item 5) ........3545                N/A  12.
                                                                                             ------------------------

                                                                                             ------------------------
LIABILITIES                                                                                  RCON   Bil  Mil   Thou
                                                                                             ------------------------
13. Liability for short positions ...........................................................3546                N/A  13.
                                                                                             ------------------------
14. Revaluation losses on derivative contracts ..............................................3547                N/A  14.
                                                                                             ------------------------
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15) ....3548                N/A  15.
                                                                                             ------------------------


June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-9
----------------------------------------
Schedule RC-E - Deposit Liabilities                                     [ 19 ]
----------------------------------------



                                                 -------------------------------------------------------------------------
                                                                                                    Nontransaction
                                                              Transaction Accounts                      Accounts
                                                 -------------------------------------------------------------------------
                                                     (Column A)             (Column B)                 (Column C)
                                                  Total transaction         Memo: Total                   Total
                                                 accounts (including      demand deposits              nontransaction
                                                    total demand           (included in                   accounts
                                                      deposits)              column A)                (including MMDAs)
                                                 -------------------------------------------------------------------------
                    Dollar Amounts in Thousands  RCON  Bil  Mil  Thou RCON  Bil   Mil  Thou  RCON    Bil     Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
Deposits of:
1.  Individuals, partnerships, and corporations  ---------------------                       -----------------------------
    (include all certified and official checks) .B549                0                       B550                        0 1.
                                                 ---------------------                       -----------------------------
2.  U.S. Government .............................2202                0                       2520                        0 2.
                                                 ---------------------                       -----------------------------
3.  States and political subdivisions in the U.S.2203                0                       2530                        0 3.
                                                 ---------------------                       -----------------------------

4.  Commercial banks and other depository        ---------------------                       -----------------------------
    institutions in the U.S. ....................B551                0                       B552                        0 4.
                                                 ---------------------                       -----------------------------
5.  Banks in foreign countries ..................2213                0                       2236                        0 5.
                                                 ---------------------                       -----------------------------

6.  Foreign governments and official institutions---------------------                       -----------------------------
    (including foreign central banks) ...........2216                0                       2377                        0 6.
                                                 ---------------------                       -----------------------------

7.  Total (sum of items 1 through 6)(sum of      --------------------- --------------------- -----------------------------
    columns A and C must equal Schedule RC, item
    13.a) .......................................2215                0 2210                0 2385                        0 7.
                                                 --------------------- --------------------- -----------------------------


Memoranda                                                                                    -----------------------------
                                                               Dollar Amounts in Thousands   RCON     Bil     Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
1.  Selected components of total deposits (i.e., sum of item 7, columns A and C):            -----------------------------
    a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts .................6835                        0 M.1.a.
                                                                                             -----------------------------
    b.  Total brokered deposits .............................................................2365                        0 M.1.b.
                                                                                             -----------------------------

    c.  Fully insured brokered deposits (included in Memorandum item 1.b above):             -----------------------------
        (1)  Issued in denominations of less than $100,000 ..................................2343                        0 M.1.c.(1)
                                                                                             -----------------------------

        (2)  Issued EITHER in denominations of $100,000 OR in denominations greater than     -----------------------------
             $100,000 and participated out by the broker in shares of $100,000 or less ......2344                        0 M.1.c.(2)
                                                                                             -----------------------------
    d.  Maturity data for brokered deposits:

        (1)  Brokered deposits issued in denominations of less than $100,000 with a
             remaining maturity of one year or less (included in Memorandum item 1.c.(1)     -----------------------------
             above) .........................................................................A243                        0 M.1.d.(1)
                                                                                             -----------------------------

        (2)  Brokered deposits issued in denominations of $100,000 or more with a
             remaining maturity of one year or less (included in Memorandum                  -----------------------------
             item 1.b above) ................................................................A244                        0 M.1.d.(2)
                                                                                             -----------------------------

    e.  Preferred deposits (uninsured deposits of states and political subdivisions in the
        U.S. reported in item 3 above which are secured or collateralized as required        -----------------------------
        under state law)(to be completed for the December report only) ......................5590                      N/A M.1.e.
                                                                                             -----------------------------

2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.c must equal item 7, column C above):

    a.  Savings deposits:
                                                                                             -----------------------------
        (1)  Money market deposit accounts (MMDAs) ..........................................6810                        0 M.2.a.(1)
                                                                                             -----------------------------
        (2)  Other savings deposits (excludes MMDAs) ........................................0352                        0 M.2.a.(2)
                                                                                             -----------------------------
    b.  Total time deposits of less than $100,000 ...........................................6648                        0 M.2.b.
                                                                                             -----------------------------
    c.  Total time deposits of $100,000 or more .............................................2604                        0 M.2.c.
                                                                                             -----------------------------


June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-10

Schedule RC-E - Continued                                               [ 20 ]



Memoranda (continued)                                                                        -----------------------------
                                                               Dollar Amounts in Thousands   RCON     Bil     Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
3.  Maturity and repricing data for time deposits of less than $100,000:

    a.  Time deposits of less than $100,000 with a remaining maturity of next repricing date of:(1), (2)
                                                                                             -----------------------------
        (1)  Three months or less ...........................................................A579                        0 M.3.a.(1)
                                                                                             -----------------------------
        (2)  Over three months through 12 months ............................................A580                        0 M.3.a.(2)
                                                                                             -----------------------------
        (3)  Over one year through three years ..............................................A581                        0 M.3.a.(3)
                                                                                             -----------------------------
        (4)  Over three years ...............................................................A582                        0 M.3.a.(4)
                                                                                             -----------------------------

    b.  Time deposits of less than $100,000 with a REMAINING MATURITY of one year            -----------------------------
        or less (included in Memorandum items 3.a.(1) and 3.a.(2) above)(3) .................A241                        0 M.3.b.
                                                                                             -----------------------------
4.  Maturity and repricing data for time deposits of $100,000 or more:

    a.  Time deposits of $100,000 or more with a remaining maturity or next repricing date of: (1), (4)
                                                                                             -----------------------------
        (1)  Three months or less ...........................................................A584                        0 M.4.a.(1)
                                                                                             -----------------------------
        (2)  Over three months through 12 months ............................................A585                        0 M.4.a.(2)
                                                                                             -----------------------------
        (3)  Over one year through three years ..............................................A586                        0 M.4.a.(3)
                                                                                             -----------------------------
        (4)  Over three years ...............................................................A587                        0 M.4.a.(4)
                                                                                             -----------------------------

    b.  Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less      -----------------------------
        (included in Memorandum items 4.a.(1) and 4.a.(2) above)(3) .........................A242                        0 M.4.b.
                                                                                             -----------------------------

-------------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.

(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.

(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.

(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-11
------------------------------
Schedule RC-F - Other Assets                                             [ 21 ]
------------------------------

                                                                                             -----------------------------
                                                               Dollar Amounts in Thousands   RCON     Bil     Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
1.  Accrued interest receivable (1) .........................................................B556                       1  1.
                                                                                             -----------------------------
2.  Net deferred tax assets (2) .............................................................2148                   3,351  2.
                                                                                             -----------------------------
3.  Interest-only strips receivable (not in form of a security)(3) on:
                                                                                             -----------------------------
    a.  Mortgage loans ......................................................................A519                       0  3.a.
                                                                                             -----------------------------
    b.  Other financial assets ..............................................................A520                       0  3.b.
                                                                                             -----------------------------
4.  Equity securities that DO NOT have readily determinable fair values (4) .................1752                   3,000  4.
                                                                                             -----------------------------
5.  All other assets (itemize and describe amounts greater than $25,000 that exceed 25%
    of this item.) ..........................................................................2168                   4,695  5.
                                                                  --------------------------------------------------------
    a.  Prepaid expenses                                          2166                      0                              5.a.
        -------------------------------------------------------------------------------------
    b.  Cash surrender value of life insurance                    C009                      0                              5.b.
        -------------------------------------------------------------------------------------
    c.  Repossessed personal property (including vehicles)        1578                      0                              5.c.
        -------------------------------------------------------------------------------------

    d.  Derivatives with a positive fair value held for purposes  ---------------------------
        other than trading                                        C010                      0                              5.d.
        -------------------------------------------------------------------------------------

    e.  Retained interests in accrued interest receivable related ---------------------------
        to securitized credit cards                               C436                      0                              5.e.
        -------------------------------------------------------------------------------------

        TEXT 3549                                                 ---------------------------
    f.              Accounts Receivable                           3549                  4,695                              5.f.
        -------------------------------------------------------------------------------------

        TEXT 3550                                                 ---------------------------
    g.                                                            3550                      0                              5.g.
        -------------------------------------------------------------------------------------

        TEXT 3551                                                 ---------------------------
    h.                                                            3551                      0                              5.h.
        ------------------------------------------------------------------------------------------------------------------
6.  Total (sum of items 1 through 5)(must equal Schedule RC, item 11) .......................2160                  11,047  6.
                                                                                             -----------------------------


----------------------------------
Schedule RC-G - Other Liabilities
----------------------------------

                                                                                             -----------------------------
                                                               Dollar Amounts in Thousands   RCON     Bil     Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
1.  a.  Interest accrued and unpaid on deposits (5) .........................................3645                        0 1.a.
                                                                                             -----------------------------
    b.  Other expenses accrued and unpaid (includes accrued income taxes payable) ...........3646                    8,993 1.b.
                                                                                             -----------------------------
2.  Net deferred tax liabilities (2) ........................................................3049                        0 2.
                                                                                             -----------------------------
3.  Allowance for credit losses on off-balance sheet credit exposures .......................B557                        0 3.
                                                                                             -----------------------------
4.  All other liabilities (itemize and describe amounts greater than $25,000 that exceed
    25% of this item. .......................................................................2938                    9,535 4.
                                                                    ------------------------------------------------------
    a.  Accounts payable                                            3066                    0                              4.a.
        -------------------------------------------------------------------------------------
                                                                    -------------------------
    b.  Deferred compensation liabilities                           C011                    0                              4.b.
        -------------------------------------------------------------------------------------
                                                                    -------------------------
    c.  Dividends declared but not yet payable                      2932                    0                              4.c.
        -------------------------------------------------------------------------------------

    d.  Derivatives with a negative fair value held for purposes    -------------------------
        other than trading                                          C012                    0                              4.d.
        -------------------------------------------------------------------------------------

        TEXT 3552                                                   -------------------------
    e.             Intercompany Accounts Payable                    3552                9,267                              4.e.
        -------------------------------------------------------------------------------------

        TEXT 3553                                                   -------------------------
    f.                                                              3553                    0                              4.f.
        -------------------------------------------------------------------------------------

        TEXT 3554                                                   -------------------------
    g.                                                              3554                    0                              4.g.
        ------------------------------------------------------------------------------------------------------------------
5.  Total (sum of items 1 through 4)(must equal Schedule RC, item 20) .......................2930                   18,528 5.
                                                                                             -----------------------------



--------------------
(1) Includes accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.

(2) See discussion of deferred income taxes in Glossary entry on "income taxes".

(3) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

(4) Includes Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.

(5) For savings banks, include "dividends" accrued and unpaid on deposits.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-12
---------------------------------------
Schedule RC-K - Quarterly Averages (1)                                    [ 22 ]
---------------------------------------

                                                                                             -----------------------------
                                                               Dollar Amounts in Thousands   RCON     Bil     Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
ASSETS
                                                                                             -----------------------------
1.  Interest-bearing balances due from depository institutions ..............................3381                   36,500 1.
                                                                                             -----------------------------

2.  U.S. Treasury securities and U.S. Government agency obligations(2) (excluding            -----------------------------
    mortgage-backed securities) .............................................................B558                   77,136 2.
                                                                                             -----------------------------
3.  Mortgage-backed securities (2) ..........................................................B559                        0 3.
                                                                                             -----------------------------
4.  All other securities (2),(3) (includes securities issued by states and political
    subdivisions in the U.S. ................................................................B560                    5,296 4.
                                                                                             -----------------------------
5.  Federal funds sold and securities purchased under agreements to resell ..................3365                        0 5.
                                                                                             -----------------------------
6.  Items 6.a. through 6.d.(2) are to be completed by all banks.

    Loans:
                                                                                             -----------------------------
    (a) Total loans .........................................................................3360                        0 6.a.
                                                                                             -----------------------------
    (b) Loans secured by real estate ........................................................3385                        0 6.b.
                                                                                             -----------------------------
    (c) Commercial and industrial loans .....................................................3387                        0 6.c.
                                                                                             -----------------------------
    (d) Loans to individuals for household, family, and other personal expenditures:
                                                                                             -----------------------------
        (1)  Credit cards ...................................................................B561                        0 6.d.(1)
                                                                                             -----------------------------

        (2)  Other (includes single payment, installment, all student loans, and             -----------------------------
             revolving credit plans other than credit cards) ................................B562                        0 6.d.(2)
                                                                                             -----------------------------
7.  To be completed by banks with $100 million or more in total assets (4):
                                                                                             -----------------------------
    Trading assets ..........................................................................3401                        0 7.
                                                                                             -----------------------------
8.  Lease and financing receivables (net of unearned income) ................................3484                        0 8.
                                                                                             -----------------------------
9.  Total assets (5) ........................................................................3368                  137,645 9.
                                                                                             -----------------------------
LIABILITIES

10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone         -----------------------------
    and preauthorized transfer accounts)(exclude demand deposits) ...........................3485                        0 10.
                                                                                             -----------------------------
11. Nontransaction accounts:
                                                                                             -----------------------------
    a.  Savings deposits (includes MMDAs) ...................................................B563                        0 11.a.
                                                                                             -----------------------------
    b.  Time deposits of $100,000 or more ...................................................A514                        0 11.b.
                                                                                             -----------------------------
    c.  Time deposits of less than $100,000 .................................................A529                        0 11.c.
                                                                                             -----------------------------
12. Federal funds purchased and securities sold under agreements to repurchase ..............3353                        0 12.
                                                                                             -----------------------------
13. To be completed by banks with $100 million or more in total assets: (4)

    Other borrowed money (includes mortgage indebtedness and obligations under               -----------------------------
    capitalized leases) .....................................................................3355                        0 13.
                                                                                             -----------------------------


                                                                                             -----------------------------
Memorandum                                                     Dollar Amounts in Thousands   RCON     Bil     Mil     Thou
--------------------------------------------------------------------------------------------------------------------------
1.  Memorandum item 1 is to be completed by: (4)

    o  banks with $300 million or more in total assets, and

    o  banks with less than $300 million in total assets that have loans to finance agricultural production and other loans to farmers (Schedule RC-C, part I, item 3)
       exceeding five percent of total loans.
                                                                                             -----------------------------
    Loans to finance agricultural production and other loans to farmers .....................3386                      N/A M.1.
                                                                                             -----------------------------


---------------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The asset size tests and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2002, Report of Condition.

(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732
                                                                      FFIEC 041
                                                                      Page RC-13

--------------------------------------------------------
Schedule RC-L - Derivatives and Off-balance Sheet Items                 [ 23 ]
--------------------------------------------------------

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                             Dollar Amounts in Thousands     RCON    Bil     Mil     Thou
------------------------------------------------------------------------------------------- ------ ------- ------- --------
1. Unused commitments:
   a. Revolving, open-end lines secured by 1-4 family residential properties,
      e.g., home equity lines..............................................................  3814                      0    1.a.
                                                                                            ------ ------------------------
   b. Credit card lines ...................................................................  3815                      0    1.b.
                                                                                            ------ ------------------------

   c. Commercial real estate, construction, and land development:                           ------ ------------------------
      (1) Commitments to fund loans secured by real estate ................................  3816                      0    1.c.(1)
                                                                                            ------ ------------------------
      (2) Commitments to fund loans not secured by real estate ............................  6550                      0    1.c.(2)
                                                                                            ------ ------------------------
   d. Securities underwriting .............................................................  3817                      0    1.d.
                                                                                            ------ ------------------------
   e. Other unused commitments ............................................................  3818                      0    1.e.
                                                                                            ------ ------------------------

2. Financial standby letters of credit ....................................................  3819                      0    2.
                                                                                            ------ ------------------------
   a. Amount of financial standby letters of credit conveyed to others         3820      0                                  2.a.
                                                                              ------ ------ -------------------------------

3. Performance standby letters of credit ..................................................  3821                      0    3.
                                                                                            ------ ------------------------
   a. Amount of performance standby letters of credit conveyed to others       3822      0                                  3.a.
                                                                              ------ ------ -------------------------------

4. Commercial and similar letters of credit ...............................................  3411                      0    4.
                                                                                            ------ ------------------------
5. To be completed by banks with $100 million or more in total assets: (1)
   Participations in acceptances (as described in the instructions) conveyed to others
   by the reporting bank ..................................................................  3428                      0    5.
                                                                                            ------ ------------------------


6. Securities lent (including customers' securities lent where the customer is              ------ ------------------------
   indemnified against loss by the reporting bank) ........................................  3433                  1,630    6.
                                                                                            ------ ------------------------


7. Credit derivatives:                                                                      ------ ------------------------
   a. Notional amount of credit derivatives on which the reporting bank is the guarantor ..  A534                      0    7.a.
                                                                                            ------ ------------------------
      (1) Gross positive fair value .......................................................  C219                      0    7.a.(1)
                                                                                            ------ ------------------------
      (2) Gross negative fair value .......................................................  C220                      0    7.a.(2)
                                                                                            ------ ------------------------
   b. Notional amount of credit derivatives on which the reporting bank is
      the beneficiary......................................................................  A535                      0    7.b.
                                                                                            ------ ------------------------
      (1) Gross positive fair value .......................................................  C221                      0    7.b.(1)
                                                                                            ------ ------------------------
      (2) Gross negative fair value .......................................................  C222                      0    7.b.(2)
                                                                                            ------ ------------------------
8. Spot foreign exchange contracts ........................................................  8765                      0    8.
                                                                                            ------ ------------------------

9. All other off-balance sheet liabilities (exclude derivatives)(itemize and describe       ------ ------------------------
   each component of this item over 25% of Schedule RC, item 28, "Total equity capital") ..  3430                      0    9.
                                                                                            ------ ------------------------
   a. Securities borrowed                                                      3432      0                                  9.a.
      ---------------------------------------------------------------------   ------ ------
   b. Commitments to purchase when-issued securities                           3434      0                                  9.b.
      ---------------------------------------------------------------------   ------ ------
   c. TEXT 3555                                                                3555      0                                  9.c.
      ---------------------------------------------------------------------   ------ ------
   d. TEXT 3556                                                                3556      0                                  9.d.
      ---------------------------------------------------------------------   ------ ------
   e. TEXT 3557                                                                3557      0                                  9.e.
      ---------------------------------------------------------------------   ------ ------ -------------------------------
10. All other off-balance sheet assets (exclude derivatives)(itemize and describe each
    component of this item over 25% of Schedule RC, item 28, "Total equity capital") ......  5591                      0    10.
                                                                                            ------ ------------------------
   a. Commitments to sell when-issued securities                               3435      0                                  10.a.
      ---------------------------------------------------------------------   ------ ------
   b. TEXT 5592                                                                5592      0                                  10.b.
      ---------------------------------------------------------------------   ------ ------
   c. TEXT 3593                                                                5593      0                                  10.c.
      ---------------------------------------------------------------------   ------ ------
   d. TEXT 3594                                                                5594      0                                  10.d.
      ---------------------------------------------------------------------   ------ ------
   e. TEXT 3595                                                                5595      0                                  10.e.
      ---------------------------------------------------------------------   ------ ------ -------------------------------

--------------
(1) The $100 million asset size test is generally based on total assets reported in the June 30, 2002, Report of Condition.

June 2003 Call Report     Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732
                                                                      FFIEC 041
                                                                      Page RC-14


Schedule RC-L - Continued                                               [ 24 ]


11. Year to date merchant credit card sales volume:                                          RCON    Bil     Mil     Thou
                                                                                            ------ ------- ------- --------
    a. Sales for which the reporting banks is the acquiring bank ..........................  C223                      0    11.a.
                                                                                            ------ ------------------------
    b. Sales for which the reporting bank is the agent bank with risk .....................  C224                      0    11.a.
                                                                                            ------ ------------------------


                               ------------------------------------------- -------------------------------------------
                                    (Column A)            (Column B)            (Column C)             (Column D)
                                  Interest Rate         Foreign Exchange    Equity Derivative        Commodity and
  Dollar Amounts in Thousands       Contracts             Contracts             Contracts           Other Contracts
------------------------------ ---------------------- -------------------- --------------------- ---------------------
Derivatives Positions
Indicators                     Tril  Bil   Mil  Thou Tril  Bil   Mil  Thou Tril  Bil   Mil  Thou Tril  Bil   Mil  Thou
------------------------------ ---- ----- ----- ---- ---- ----- ----- ---- ---- ----- ----- ---- ---- ----- ----- ----
12. Gross amounts (e.g.,
    notional amounts)(for each
    column, sum of items 12.a.
    through 12.e. must equal   --------------------- --------------------- --------------------- ---------------------
    sum of items 13 and 14):        RCON  8693            RCON 8694             RCON 8695             RCON 8696
                               --------------------- --------------------- --------------------- ---------------------
    a. Futures contracts......                     0                     0                     0                     0  12.a.
                               --------------------- --------------------- --------------------- ---------------------
                                    RCON 8697             RCON 8698             RCON 8699             RCON 8700
                               --------------------- --------------------- --------------------- ---------------------
    b. Forward contracts......                     0                     0                     0                     0  12.b.
                               --------------------- --------------------- --------------------- ---------------------
    c. Exchange-traded option
       contacts:                    RCON 8701             RCON 8702             RCON 8703             RCON 8704
                               --------------------- --------------------- --------------------- ---------------------
      (1) Written options ...                     0                     0                     0                     0  12.c.(1)
                               --------------------- --------------------- --------------------- ---------------------
                                    RCON 8705             RCON 8706             RCON 8707             RCON 8708
                               --------------------- --------------------- --------------------- ---------------------
      (2) Purchased options..                     0                     0                     0                     0  12.c.(2)
                               --------------------- --------------------- --------------------- ---------------------
    d. Over-the-counter
       option contracts:            RCON 8709             RCON 8710             RCON 8711             RCON 8712
                              --------------------- --------------------- --------------------- ---------------------
      (1) Written options ....                     0                     0                     0                     0  12.d.(1)
                               --------------------- --------------------- --------------------- ---------------------
                                    RCON 8713             RCON 8714             RCON 8715             RCON 8716
                               --------------------- --------------------- --------------------- ---------------------
      (2) Purchased options...                     0                     0                     0                     0  12.d.(2)
                               --------------------- --------------------- --------------------- ---------------------
                                    RCON 3450             RCON 3826             RCON 8719             RCON 8720
                               --------------------- --------------------- --------------------- ---------------------
   e. Swaps ..................                     0                     0                     0                     0  12.e.
                               --------------------- --------------------- --------------------- ---------------------
13. Total gross notional            RCON A126             RCON A127             RCON 8723             RCON 8724
    amount of derivative       --------------------- --------------------- --------------------- ---------------------
    contracts held
    for trading ..............                     0                     0                     0                     0  13.
                               --------------------- --------------------- --------------------- ---------------------
14. Total gross notional
    amount of derivative
    contract held for               RCON 8725             RCON 8726             RCON 8727             RCON 8728
    purposes other than        --------------------- --------------------- --------------------- ---------------------
    trading ..................                     0                     0                     0                     0  14.
                               --------------------- --------------------- --------------------- ---------------------
    a. Interest rate swaps          RCON A589
    where the bank has agreed  ---------------------
    to pay a fixed rate.......                     0                                                                    14.a.
                               ---------------------
15. To be completed by all
    banks:
    Gross fair values:
    a. Contracts held for      --------------------- --------------------- --------------------- ---------------------
       trading:                     RCON 8733             RCON 8734             RCON 8735             RCON 8736
       (1) Gross positive      --------------------- --------------------- --------------------- ---------------------
           fair value........                      0                     0                     0                     0  15.a.(1)
                               --------------------- --------------------- --------------------- ---------------------
                                    RCON 8737             RCON 8738             RCON 8739             RCON 8740
       (2) Gross negative      --------------------- --------------------- --------------------- ---------------------
           fair value........                      0                     0                     0                     0  15.a.(2)
                               --------------------- --------------------- --------------------- ---------------------

    b. Contracts held for
       purposes other than     --------------------- --------------------- --------------------- ---------------------
       trading:                     RCON 8741             RCON 8742             RCON 8743             RCON 8744
       (1) Gross positive      --------------------- --------------------- --------------------- ---------------------
           fair value........                      0                     0                     0                     0  15.b.(1)
                               --------------------- --------------------- --------------------- ---------------------
                                    RCON 8745             RCON 8746             RCON 8747             RCON 8748
       (1) Gross negative      --------------------- --------------------- --------------------- ---------------------
           fair value........                      0                     0                     0                     0  15.b.(2)
                               --------------------- --------------------- --------------------- ---------------------

June 2003 Call Report     Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732


                                                                      FFIEC 041
                                                                      Page RC-15

--------------------------
Schedule RC-M - Memoranda                                               [ 25 ]
--------------------------


                                                             Dollar Amounts in Thousands     RCON    Bil     Mil     Thou
------------------------------------------------------------------------------------------- ------ ------- ------- --------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors,    ------ ------------------------
      principal shareholders, and their related interest ..................................  6164                      0    1.a.
                                                                                            ------ ------------------------
   b. Number of executive officers, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of  credit to related interests) equals or Number exceeds the
      lesser of $500,000 or 5 percent of total capital as defined for this    -------------
      purpose in agency regulations ........................................   6165      0                                  1.b.
                                                                              ------ ------ -------------------------------
2. Intangible assets other than goodwill:
   a. Mortgage servicing assets ...........................................................  3164                      0    2.a
                                                                                            ------ ------------------------
      (1) Estimated fair value of mortgage servicing assets ............ A590            0                                  2.a.(1)
                                                                        ------ ------------ -------------------------------
   b. Purchased credit card relationships and nonmortgage servicing assets ................  B026                    202    2.b.
                                                                                            ------ ------------------------
   c. All other identifiable intangible assets ............................................  5507                      0    2.c.
                                                                                            ------ ------------------------
   d. Total (sum of items 2.a., 2.b., and 2.c)(must equal Schedule RC, item 10.b) .........  0426                    202    2.d.
                                                                                            ------ ------------------------

3. Other real estate owned:                                                                 ------ ------------------------
   a. Direct and indirect investments in real estate ventures .............................  5372                      0    3.a.
                                                                                            ------ ------------------------

   b. All other real estate owned:                                                          ------ ------------------------
      (1) Construction, land development, and other land ..................................  5508                      0    3.b.(1)
                                                                                            ------ ------------------------
      (2) Farmland ........................................................................  5509                      0    3.b.(2)
                                                                                            ------ ------------------------
      (3) 1-4 family residential properties ...............................................  5510                      0    3.b.(3)
                                                                                            ------ ------------------------
      (4) Multifamily (5 or more) residential properties ..................................  5511                      0    3.b.(4)
                                                                                            ------ ------------------------
      (5) Nonfarm nonresidential properties ...............................................  5512                      0    3.b.(5)
                                                                                            ------ ------------------------
   c. Total (sum of items 3.a., 3.b.)(must equal Schedule RC, item 7) .....................  2150                      0    3.c.
                                                                                            ------ ------------------------

4. Investments in unconsolidated subsidiaries and associated companies:                     ------ ------------------------
   a. Direct and indirect investments in real estate ventures .............................  5374                      0    4.a.
                                                                                            ------ ------------------------
   b. All other investments in unconsolidated subsidiaries and associated companies .......  5375                      0    4.b.
                                                                                            ------ ------------------------
   c. Total (sum of items 4.a., 4.b.)(must equal Schedule RC, item 8) .....................  2130                      0    4.c.
                                                                                            ------ ------------------------
5. Other borrowed money:
   a. Federal Home Loan Bank advances:                                                      ------ ------------------------
      (1) With a remaining maturity of one year or less (1) ...............................  2651                      0    5.a.(1)
                                                                                            ------ ------------------------
      (2) With a remaining maturity of more than one year through three years .............  B565                      0    5.a.(2)
                                                                                            ------ ------------------------
      (3) With a remaining maturity of more than three years ..............................  B566                      0    5.a.(3)
                                                                                            ------ ------------------------

   b. Other borrowings                                                                      ------ ------------------------
      (1) With a remaining maturity of one year or less ...................................  B571                      0    5.b.(1)
                                                                                            ------ ------------------------
      (2) With a remaining maturity of more than one year through three years .............  B567                      0    5.b.(2)
                                                                                            ------ ------------------------
      (3) With a remaining maturity of more than three years ..............................  B568                      0    5.b.(3)
                                                                                            ------ ------------------------
   c. Total (sum of items 5.a.(1) through 5.b.(3) must equal Schedule RC, item 16) ........  3190                      0    5.c.
                                                                                            ------ ------------------------

6. Does the reporting bank sell private label or third party mutual funds and annuities?                      RCON   (Y/N)
                                                                                                            ------- -------
   Enter "Y" for YES or "N" for NO ........................................................................   B569     N    6.
                                                                                                            ------- -------
                                                                                             RCON    Bil     Mil     Thou
                                                                                            ------ ------- ------- --------
7. Assets under the reporting bank's management in proprietary mutual funds and annuities..  B570                      0    7.
                                                                                            ------ ------------------------
8. Primary Internet Web site address of the bank (home page), if any
   (Example: www.examplebank.com) (TEXT 4087) http://www.deutsche-bank.com                                                  8.
                                                     ----------------------------------------------------------------------
                                                                                                              RCON   (Y/N)
9. Do any of the bank's Internet Web sites have transactional capability, i.e., allow                       ------- -------
   the bank's customers to execute transactions on their accounts through the Web site? ...                   4088     N    9.

--------------
(1) Includes overnight Federal Home Loan Bank advances.

June 2003 Call Report     Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732
                                                                      FFIEC 041
                                                                      Page RC-16

-----------------------------------------------------------------------
Schedule RC-N - Past Due and Nonaccrual Loans, Leases, and Other Assets  [ 26 ]
-----------------------------------------------------------------------

                                                 ----------------------------------------------- -----------------------
                                                       (Column A)               (Column B)             (Column C)
                                                         Past Due                Past due              Nonaccrual
                                                   30 through 89 days         90 days or more
                                                   and still accruing       and still accruing
                                                 ----------------------- ----------------------- -----------------------
                 Dollar Amounts in Thousands      RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou
------------------------------------------------ ------ ----- ----- ---- ------ ----- ----- ---- ------ ----- ----- ----
1. Loans secured by real estates:
   a. Construction, land development, and        ------ ---------------- ------ ---------------- ------ ----------------
      other land loans .........................  2759                 0  2769                 0  3492                 0  1.a.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
   b. Secured by farmland ......................  3493                 0  3494                 0  3495                 0  1.b
                                                 ------ ---------------- ------ ---------------- ------ ----------------
   c. Secured by 1-4 family
      residential properties:
      (1) Revolving, open-end loans
          secured by 1-4 family residential
          properties and extended under          ------ ---------------- ------ ---------------- ------ ----------------
          lines of credit ......................  5398                 0  5399                 0  5400                 0  1.c.(1)
                                                 ------ ---------------- ------ ---------------- ------ ----------------
      (2) Closed-end loans secured by
          1-4 family residential properties:     ------ ---------------- ------ ---------------- ------ ----------------
          (a) Secured by first liens ...........  C236                 0  C237                 0  C229                 0  1.c.(2)(a)
                                                 ------ ---------------- ------ ---------------- ------ ----------------

          (b) Secured by junior liens ..........  C238                 0  C239                 0  C230                 0  1.c.(2)(b)
                                                 ------ ---------------- ------ ---------------- ------ ----------------

   d. Secured by multifamily (5 or more)         ------ ---------------- ------ ---------------- ------ ----------------
      residential properties ...................  3499                 0  3500                 0  3501                 0  1.d.
                                                 ------ ---------------- ------ ---------------- ------ ----------------

   e. Secured by nonfarm nonresidential          ------ ---------------- ------ ---------------- ------ ----------------
      properties ...............................  3502                 0  3503                 0  3504                 0  1.e.
                                                 ------ ---------------- ------ ---------------- ------ ----------------

2. Loans to depository institutions and          ------ ---------------- ------ ---------------- ------ ----------------
   acceptances of other banks ..................  B834                 0  B835                 0  B836                 0  2.
                                                 ------ ---------------- ------ ---------------- ------ ----------------

3. Not applicable                                ------ ---------------- ------ ---------------- ------ ----------------
4. Commercial and industrial loans .............  1606                 0  1607                 0  1608                 0  4.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
5. Loans to individuals for household, family,
   and other personal expenditures:              ------ ---------------- ------ ---------------- ------ ----------------
   a. Credit cards..............................  B575                 0  B576                 0  B577                 0  5.a.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
   b. Other (includes single payment,
      installment, all student loans, and
      revolving credit plans other than credit   ------ ---------------- ------ ---------------- ------ ----------------
      cards) ...................................  B578                 0  B579                 0  B580                 0  5.b.
                                                 ------ ---------------- ------ ---------------- ------ ----------------

6. Loans to foreign governments and official     ------ ---------------- ------ ---------------- ------ ----------------
   institutions ................................  5389                 0  5390                 0  5391                 0  6.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
7. All other loans(1) ..........................  5459                 0  5460                 0  5461                 0  7.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
8. Lease financing receivable ..................  1226                 0  1227                 0  1228                 0  8.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
9. Debt securities and other assets (exclude
   other real estate owned and other             ------ ---------------- ------ ---------------- ------ ----------------
   repossessed assets) .........................  3505                 0  3506                 0  3507                 0  9.
                                                 ------ ---------------- ------ ---------------- ------ ----------------

====================================================================================================================================
Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.
                                                  RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou
                                                 ------ ----- ----- ---- ------ ----- ----- ---- ------ ----- ----- ----
10. Loans and leases reported in items 1
    through 8 above which are wholly or
    partially guaranteed by the U.S.             ------ ---------------- ------ ---------------- ------ ----------------
    Government .................................  5612                 0  5613                 0  5614                 0  10.
                                                 ------ ---------------- ------ ---------------- ------ ----------------

    a. Guaranteed portion of loans and leases    ------ ---------------- ------ ---------------- ------ ----------------
       included in item 10 above ...............  5615                 0  5616                 0  5617                 0  10.a.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
------------------
(1) Includes past due and nonaccrual "Loans to finance agricultural production and other loans to farmers," "Obligations (other than securities and leases) of states and political subdivisions in the U.S." and "Other loans."

June 2003 Call Report Printed 7/24/2003-Deutsche Bank National Trust Company - Certificate Number 26732
                                                                      FFIEC 041
                                                                      Page RC-17


Schedule RC-N - Continued                                               [ 27 ]



                                                 ----------------------------------------------- -----------------------
                                                       (Column A)               (Column B)             (Column C)
                                                         Past Due                Past due              Nonaccrual
                                                   30 through 89 days         90 days or more
Memoranda                                          and still accruing       and still accruing
                                                 ----------------------- ----------------------- -----------------------
                 Dollar Amounts in Thousands      RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou
------------------------------------------------ ------ ----- ----- ---- ------ ----- ----- ---- ------ ----- ----- ----
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above
   (and not reported in Schedule RC-C, Part I,   ------ ---------------- ------ ---------------- ------ ----------------
   Memorandum item 1) ..........................  1658                 0  1659                 0  1661                 0   M.1.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
2. Loans to finance commercial real estate,
   construction, and land development
   activities (not secured by real estate)
   included in Schedule RC-N, items 4 and 7,     ------ ---------------- ------ ---------------- ------ ----------------
   above........................................  6558                 0  6559                 0 6560                  0   M.2.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
3. Memorandum items 3.a. through 3.d are to
   be completed by banks with $300 million or
   more in total assets:(1)
   a. Loans secured by real estate to non-U.S.
      addressees(domicile)(included in           ------ ---------------- ------ ---------------- ------ ----------------
      Schedule RC-N, item 1, above) ............  1248               N/A  1249               N/A  1250               N/A   M.3.a.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
   b. Loans to and acceptances of foreign banks
      (included in Schedule RC-N, item 2,        ------ ---------------- ------ ---------------- ------ ----------------
      above) ...................................  5380               N/A  5381               N/A  5382               N/A   M.3.b.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
   c. Commercial and industrial loans to
      non-U.S. addressees (domicile)(included in ------ ---------------- ------ ---------------- ------ ----------------
      Schedule RC-N, item 4, above) ............  1254               N/A  1255               N/A  1256               N/A   M.3.c.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
   d. Lease financing receivables of non-U.S.
      addressees (domicile)(included in          ------ ---------------- ------ ---------------- ------ ----------------
      Schedule RC-N, item 8, above) ............  1271               N/A  1272               N/A  1791               N/A   M.3.d.
                                                 ------ ---------------- ------ ---------------- ------ ----------------
4. Memorandum item 4 is to be completed by: (1)
   o banks with $300 million or more in total
     assets
   o banks with less than $300 million in total
     assets that have loans to finance
     agricultural production and other loans
     to farmers (Schedule RC-C, part I, item 3)
     exceeding five percent of total loans:
   Loans to finance agricultural production
   and other loans to farmers (included in       ------ ---------------- ------ ---------------- ------ ----------------
   Schedule RC-N, item 7, above) ...............  1594               N/A  1597               N/A  1583               N/A   M.4.
                                                 ------ ---------------- ------ ---------------- ------ ----------------

5. Loans and leases held for sale (included in   ------ ---------------- ------ ---------------- ------ ----------------
   Schedule RC-N, items 1, through 8 above) ....  C240                 0  C241                 0  C226                 0   M.5.
                                                 ------ ---------------- ------ ---------------- ------ ----------------

                                                 -----------------------------------------------
                                                       (Column A)              (Column B)
6. Memorandum item 6 is to be completed by              Past Due 30             Past due 90
   banks with $300 million or more in total          through 89 days            days or more
   assets: (1) Interest rate, foreign exchange   ----------------------- -----------------------
               rate, and other commodity and
               equity contracts:                 RCON   Bil   Mil  Thou  RCON   Bil   Mil  Thou
                                                 ------ ----- ----- ---- ------ ----- ----- ----
   Fair value of amounts carried as assets .....  3529               N/A  3530               N/A  M.6.
                                                 ------ ---------------- ------ ----------------

-------------------
(1) The $300 million asset size test and the five percent of total loans test are generally based on the total assets and total loans reported on the June 30, 2002, Report of Condition.

---------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:

Foy B. Hester   Vice President and Controller
---------------------------------------------------------------------------------------------------------------
Name and Title (TEXT 8901)

foy.hester@db.com
---------------------------------------------------------------------------------------------------------------
E-mail Address (TEXT 4086)

(212) 602-1764                                            (212) 797-0502
------------------------------------------------------- -------------------------------------------------------
Telephone: Area code/phone number/extension (TEXT 8902) FAX: Area code/phone number (TEXT 9116)

---------------------------------------------------------------------------------------------------------------

June 2003 Call Report     Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-18

-----------------------------------------------------------------------
Schedule RC-O - Other Data for Deposit Insurance and FICO Assessments   [ 28 ]
-----------------------------------------------------------------------

                                                                                            ------ ------- ------- --------
                                                             Dollar Amounts in Thousands     RCON    Bil     Mil     Thou
------------------------------------------------------------------------------------------- ------ ------- ------- --------
1. Unposted debits (see instructions):
                                                                                            ------ ------------------------
   a. Actual amount of all unposted debits ................................................. 0030                        0  1.a.
                                                                                            ------ ------------------------
      OR
   b. Separate amount of unposted debits:
                                                                                            ------ ------------------------
      (1) Actual amount of unposted debits to demand deposits .............................. 0031                        0  1.b.(1)
                                                                                            ------ ------------------------
      (2) Actual amount of unposted debits to time and savings deposits (1) ................ 0032                        0  1.b.(2)
                                                                                            ------ ------------------------
2. Unposted credits (see instructions):
                                                                                            ------ ------------------------
   a. Actual amount of all unposted credits ................................................ 3510                        0  2.a.
                                                                                            ------ ------------------------
      OR
   b. Separate amount of unposted credits:
                                                                                            ------ ------------------------
      (1) Actual amount of unposted credits to demand deposits ............................. 3512                        0  2.b.(1)
                                                                                            ------ ------------------------
      (2) Actual amount of unposted credits to time and savings deposits ................... 3514                        0  2.b.(2)
                                                                                            ------ ------------------------

                                                                                            ------ ------------------------
3. Uninvested trust funds (cash) held in bank's own trust department (not included in
   total deposits).......................................................................... 3520                        0  3.
                                                                                            ------ ------------------------
4. Deposits of consolidated subsidiaries (not included in total deposits)
                                                                                            ------ ------------------------
   a. Demand deposits of consolidated subsidiaries.......................................... 2211                        0  4.a.
                                                                                            ------ ------------------------
   b. Time and savings deposits(1) of consolidated subsidiaries............................. 2351                        0  4.b.
                                                                                            ------ ------------------------
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries.................. 5514                        0  4.c.
                                                                                            ------ ------------------------
5. Not applicable
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of is respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
                                                                                            ------ ------------------------
   a. Amount reflected in demand deposits (included in Schedule RC-E, item 7, column B)..... 2314                        0  6.a.
                                                                                            ------ ------------------------
   b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E,
      item 7, column A or C, but not column B).............................................. 2315                        0  6.b.
                                                                                            ------ ------------------------
7. Unamortized premiums and discounts on time and savings deposits:(1),(2)
                                                                                            ------ ------------------------
   a. Unamortized premiums ................................................................. 5516                        0  7.a.
                                                                                            ------ ------------------------
   b. Unamortized discounts ................................................................ 5517                        0  7.b.
                                                                                            ------ ------------------------
8. To be completed by banks with "Oakar deposits."
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter:
                                                                                            ------ ------------------------
      (1) Total deposits purchased or acquired from other FDIC-insured institutions during
          the quarter: ..................................................................... A531                       N/A 8.a.(1)
                                                                                            ------ ------------------------
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable
          to SAIF; SAIF members report deposits attributable to BIF ........................ A532                       N/A 8.a.(2)
                                                                                            ------ ------------------------
   b. Total deposits sold or transferred to other FDIC-insured institutions during
      the quarter .......................................................................... A533                       N/A 8.b.
                                                                                            ------ ------------------------
9. Deposits held in lifeline accounts ...................................................... 5596                           9.
                                                                                            ------ ------------------------
10. Benefit-responsive "Depository Institution Investment Contracts" (included in
    total deposits) ........................................................................ 8432                        0  10.
                                                                                            ------ ------------------------

-------------------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                  FFIEC 041
                                                                  Page RC - 19
  Schedule RC-O - Continued                                          [ 29 ]

                                                                    Dollar Amounts in Thousands       RCON   Bil   Mil  Thou
----------------------------------------------------------------------------------------------------------------------------------
  11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand balances:

        a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and
           insured branches in Puerto Rico and U.S. territories and possessions that were reported    --------------------
           on a gross basis in Schedule RC-E had been reported on a net basis ........................8785             0  11.a.
                                                                                                      --------------------
        b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than
           insured branches in Puerto Rico and U.S. territories and possessions) that were reported   --------------------
           on a net basis in Schedule RC-E had been reported on a gross basis ........................A181              0  11.b.
                                                                                                      --------------------
        c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand
           balances with the domestic offices of U.S. banks and savings associations and insured      --------------------
           branches in Puerto Rico and U.S. territories and possessions in Schedule RC-E .............A182              0  11.c.
                                                                                                      --------------------
  12. Amount of assets netted against deposit liabilities on the balance sheet
      (Schedule RC) in accordance with generally accepted accounting principles
      (exclude amounts related to reciprocal demand balances):
                                                                                                      --------------------
      a. Amount of assets netted against demand deposits .............................................A527              0  12.a.
                                                                                                      --------------------
      b. Amount of assets netted against time and savings deposits ...................................A528              0  12.b.
                                                                                                      --------------------
 Memoranda (to be completed each quarter except as noted)

                                                                    Dollar Amounts in Thousands       RCON   Bil   Mil  Thou
----------------------------------------------------------------------------------------------------------------------------------
   1. Total deposits of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal
      Schedule RC, item 13.a):

      a. Deposit accounts of $100,000 or less:(1)
                                                                                                      --------------------
         (1) Amount of deposit accounts of $100,000 or less ..........................................2702              0  M.1.a.(1)
                                                                                                      --------------------
                                                                                         Number
         (2) Number of deposit accounts of $100,000 or less (to be                 ------------------
             completed for the June report only) ..................................3779          N/A                       M.1.a.(2)
                                                                                   ------------------
      b. Deposit accounts of more than $100,000:(1)
                                                                                                      --------------------
         (1) Amount of deposit accounts of more than $100,000 ........................................2710              0  M.1.b.(1)
                                                                                                      --------------------
                                                                                         Number
                                                                                   -----------------
         (2) Number of deposit accounts of more than $100,000 .....................2722            0                       M.1.b.(2)
                                                                                   ------------------
 Memorandum item 2 is to be completed by all banks.
                                                                                                      --------------------
   2. Estimated amount of uninsured deposits (see instructions) ......................................5597              0  M.2.
                                                                                                      --------------------

   3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?
      If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

                                                                                                       RCON   FDIC Cert No.
                                                                                                       --------------------
      TEXT A545                                                                                        A545                M.3.
      ------------------------------------------------------------------------------------------------ --------------------

-----------------
(1) The dollar amount used as the basis for reporting in Memoranda items 1.a. and 1.b. reflect the deposit insurance limits in effect on the report date.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                FFIEC 041
                                                                Page RC - 20
   Schedule RC-R - Regulatory Capital                              [ 30 ]

                                                                    Dollar Amounts in Thousands          RCON   Bil   Mil  Thou
----------------------------------------------------------------------------------------------------------------------------------
   TIER 1 CAPITAL
   1.  Total equity capital (from Schedule RC, item 28) ...................................................3210        107,821 1.
                                                                                                           -------------------
   2.  LESS: Net unrealized gains (losses) on available-for-sale securities(1) (if a gain, report
       as a positive value; if a loss, report as a negative value) ........................................8434              8 2.
                                                                                                           -------------------
   3.  LESS: Net unrealized loss on available-for-sale EQUITY securities(1)
       (report loss as a POSITIVE value) ..................................................................A221              0 3.
                                                                                                           -------------------
   4.  LESS: Accumulated net gains (losses) on cash flow hedges(1) (if a gain, report as a
       positive value; if a loss, report as a negative value) .............................................4336              0 4.
                                                                                                           -------------------
   5.  LESS: Nonqualifying perpetual preferred stock ......................................................B588              0 5.
                                                                                                           -------------------
   6.  Qualifying minority interests in consolidated subsidiaries .........................................B589              0 6.
                                                                                                           -------------------
   7.  LESS: Disallowed goodwill and other disallowed intangible assets ...................................B590              0 7.
                                                                                                           -------------------
   8.  Subtotal (sum of items 1 and 6, less items 2, 3, 4, 5, and 7) ......................................C227        107,813 8.
                                                                                                           -------------------
   9.  a. LESS: Disallowed servicing assets and purchased credit card relationships .......................B591             20 9.a.
                                                                                                           -------------------
       b. LESS: Disallowed deferred tax assets ............................................................5610              0 9.b.
                                                                                                           -------------------
   10. Other additions to (deductions from) Tier 1 capital.................................................8592              0 10.
                                                                                                           -------------------
   11. Tier 1 capital (sum of items 8 and 10 less items 9.a and 9.b)  .....................................8274        107,793 11.
                                                                                                           -------------------
       TIER 2 CAPITAL
                                                                                                           -------------------
   12. Qualifying subordinated debt and redeemable preferred stock  .......................................5306              0 12.
                                                                                                           -------------------
   13. Cumulative perpetual preferred stock includible in Tier 2 capital  .................................B593              0 13.
                                                                                                           -------------------
   14. Allowance for loan and lease losses includible in Tier 2 capital ...................................5310              0 14.
                                                                                                           -------------------
   15. Unrealized gains on available-for-sale equity securities includible in Tier 2 capital ..............2221              0 15.
                                                                                                           -------------------
   16. Other Tier 2 capital components ....................................................................B594              0 16.
                                                                                                           -------------------
   17. Tier 2 capital (sum of items 12 through 16) ........................................................5311              0 17.
                                                                                                           -------------------
   18. Allowable Tier 2 capital (lesser of item 11 or 17) .................................................8275              0 18.
                                                                                                           -------------------
   19. Tier 3 capital allocated for market risk .......................................................... 1395              0 19.
                                                                                                           -------------------
   20. LESS: Deductions for total risk-based capital ......................................................B595              0 20.
                                                                                                           -------------------
   21. Total risk-based capital (sum of items 11, 18, and 19, less item 20) .............................. 3792        107,793 21.
                                                                                                           -------------------

       TOTAL ASSETS FOR LEVERAGE RATIO
                                                                                                           -------------------
   22. Average total assets (from Schedule RC-K, item 9) ..................................................3368        137,645 22.
                                                                                                           -------------------
   23. LESS: Disallowed goodwill and other disallowed intangible assets (from item 7 above) ...............B590              0 23.
                                                                                                           -------------------
   24. LESS: Disallowed servicing assets and purchased credit card relationships (from item 9.a. above)....8591             20 24.
                                                                                                           -------------------
   25. LESS: Disallowed deferred tax assets (from item 9.b. above).........................................5610              0 25.
                                                                                                           -------------------
   26. LESS: Other deductions from assets for leverage capital purposes .................................. 8596              0 26.
                                                                                                           -------------------
   27. Average total assets for leverage capital purposes (item 22 less items 23 through 26) ..............A224        137,625 27.
                                                                                                           -------------------
  ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES
   28. a. Adjustments to Tier 1 capital reported in item 11 ...............................................C228              0 28.a.
                                                                                                           -------------------
       b. Adjustment to total risk-based capital reported in item 21 ......................................B503              0 28.b.
                                                                                                           -------------------
   29. Adjustment to risk-weighted assets reported in item 62 .............................................B504              0 29.
                                                                                                           -------------------
   30. Adjustment to average total assets reported in item 27 .............................................8505              0 30.
                                                                                                           -------------------
 CAPITAL RATIOS
 (Column B is to be completed by all banks.                                                Column A            Column B
                                                                                      ----------------------------------------
 Column A is to be completed by banks with financial subsidiaries.)                   RCON    Percentage    RCON    Percentage
                                                                                      ----------------------------------------
  31. Tier 1 leverage ratio (2) .......................................................7273          N/A   7204          78.32 31.
                                                                                      ----------------------------------------
  32. Tier 1 risk-based capital ratio (3) .............................................7274          N/A   7206         605.31 32.
                                                                                      ----------------------------------------
  33. Total risk-based capital ratio (4) ..............................................7275          N/A   7205         605.31 33.
                                                                                      ----------------------------------------

-------------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."

(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus item 28.a divided by (item 27 minus item 30).

(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus item 28.a divided by (item 62 minus item 29).

(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item 29).

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                               FFIEC 041
                                                               Page RC - 21
Schedule RC-R - Continued                                         [ 31 ]

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk weight. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk weight, or it can simply risk-weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                                                                          (Column C)    (Column D)  (Column E)
                                                          (Column A)      (Column B)    --------------------------------------------
                                                            Totals         Items Not       Allocation by Risk Weight Category
                                                            (from         Subject to    --------------------------------------------
                                                         Schedule RC)   Risk-Weighting       0%            20%           50%
                                                       -----------------------------------------------------------------------------
                         Dollar Amounts in Thousands     Bil Mil Thou    Bil Mil Thou    Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
 -----------------------------------------------------------------------------------------------------------------------------------
  BALANCE SHEET ASSET CATEGORIES
                                                          --------------------------------------------------------------------------
  34. Cash and balances due from depository                RCON 0010                      RCON B600     RCON B601
      institutions (Column A equals the sum of           ---------------------------------------------------------------------------
      Schedule RC items 1.a and 1.b) ....................     29,021                             90       28,931
                                                         ---------------------------------------------------------------------------
                                                           RCON 1754       RCON B603      RCON B604     RCON B605       RCON B606
                                                         ---------------------------------------------------------------------------
  35. Held-to-maturity securities .......................          0               0              0             0               0
                                                         ---------------------------------------------------------------------------
                                                           RCON 1773       RCON B608      RCON B609     RCON B610       RCON B611
                                                         ---------------------------------------------------------------------------
  36. Available-for-sale securities .....................     82,421              12         82,409             0               0
                                                         ---------------------------------------------------------------------------
                                                           RCON C225                      RCON C063     RCON C064
  37. Federal funds sold and securities purchased        ---------------------------------------------------------------------------
      under agreements to resell ........................          0                              0             0
                                                         ---------------------------------------------------------------------------
                                                           RCON 5369       RCON B617      RCON B618     RCON B619       RCON B620
                                                         ---------------------------------------------------------------------------
  38. Loans and leases held for sale ....................          0               0              0             0               0
                                                         ---------------------------------------------------------------------------
                                                           RCON B528       RCON B622      RCON B623     RCON B624       RCON B625
                                                         ---------------------------------------------------------------------------
  39. Loans and leases, net of unearned income ..........          0               0              0             0               0
                                                         ---------------------------------------------------------------------------
                                                           RCON 3123       RCON 3123
                                                         ---------------------------------------------------------------------------
  40. LESS: Allowance for loan and lease losses .........          0               0
                                                         ---------------------------------------------------------------------------
                                                           RCON 3545       RCON B627      RCON B628     RCON B629       RCON B630
                                                         ---------------------------------------------------------------------------
  41. Trading Assets ....................................          0               0              0             0               0
                                                         ---------------------------------------------------------------------------
                                                           RCON B639       RCON B640      RCON B641     RCON B642       RCON B643
                                                         ---------------------------------------------------------------------------
  42. All other assets(1) ...............................     14,907              20          3,000           239               0
                                                         ---------------------------------------------------------------------------
                                                           RCON 2170       RCON B644      RCON 5320     RCON 5327       RCON 5334
                                                         ---------------------------------------------------------------------------
  43. Total assets (sum of items 34 through 42) .........    126,349              32         85,499        29,170               0
                                                         ---------------------------------------------------------------------------


                                                             (Column F)
                                                         -----------------
                                                           Allocation by
                                                            Risk Weight
                                                             Category
                                                         -----------------
                                                               100%
                                                         -----------------
                         Dollar Amounts in Thousands       Bil Mil Thou
 -------------------------------------------------------------------------
  BALANCE SHEET ASSET CATEGORIES
                                                         -------------
  34. Cash and balances due from depository                 RCON B602
      institutions (Column A equals the sum of           -------------
      Schedule RC items 1.a and 1.b) ....................           0 34.
                                                         -------------
                                                            RCON B607
                                                         -------------
  35. Held-to-maturity securities .......................           0 35.
                                                         -------------
                                                            RCON B612
                                                         -------------
  36. Available-for-sale securities .....................           0 36.
                                                         -------------
  37. Federal funds sold and securities purchased           RCON B520
      under agreements to resell                         -------------
                                                                    0 37.
                                                         -------------
                                                            RCON B621
                                                         -------------
  38. Loans and leases held for sale ....................           0 38.
                                                         -------------
                                                            RCON B626
                                                         -------------
  39. Loans and leases, net of unearned income ..........           0 39.
                                                         -------------

                                                         -------------
  40. LESS: Allowance for loan and lease losses .........            40.
                                                         -------------
                                                            RCON B631
                                                         -------------
  41. Trading Assets ....................................           0 41.
                                                         -------------
                                                            RCON 5339
                                                         -------------
  42. All other assets(1) ...............................      11,648 42.
                                                         -------------
                                                            RCON 5340
                                                         -------------
  43. Total assets (sum of items 34 through 42) .........      11,648 43.
                                                         -------------

----------------
(1) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                              FFIEC 041
                                                              Page RC - 22
Schedule RC-R - Continued                                         [ 32 ]

                                              (Column A)                      (Column B)       (Column C)        (Column D)
                                              Face Value        Credit           Credit     Allocation by Risk Weight Category
                                             or Notional      Conversion      Equivalent    ----------------------------------
                                               Amount           Factor         Amount(1)            0%              20%
                                           --------------                   ---------------------------------------------------
            Dollar Amounts in Thousands     Bil Mil Thou                     Bil Mil Thou    Bil Mil Thou      Bil Mil Thou
 ------------------------------------------------------------------------------------------------------------------------------
   Derivatives and Off-Balance Sheet ltem     RCON B546                       RCON B547        RCON B548         RCON B581
                                            -----------------------------------------------------------------------------------
   44. Financial standby letters of credit .          0        12.50(2)               0                0                 0
                                            -----------------------------------------------------------------------------------
   45. Performance standby letters of         RCON 3821                       RCON B650        RCON B651         RCON B652
                                            -----------------------------------------------------------------------------------
       credit ..............................          0         0.50                  0                0                 0
                                            -----------------------------------------------------------------------------------
   46. Commercial and similar letters of      RCON 3411                       RCON B655        RCON B656         RCON B657
                                            -----------------------------------------------------------------------------------
       credit ..............................          0         0.20                  0                0                 0
                                            -----------------------------------------------------------------------------------
   47. Risk participations in bankers
       acceptances acquired by the            RCON 3429                       RCON B660        RCON B661         RCON B662
                                            -----------------------------------------------------------------------------------
       reporting institution ...............          0         1.00                  0                0                 0
                                            -----------------------------------------------------------------------------------
                                              RCON 3433                       RCON B664        RCON B665         RCON B666
                                            -----------------------------------------------------------------------------------
   48. Securities lent .....................      1,630         1.00              1,630                0             1,630
                                            -----------------------------------------------------------------------------------
   49. Retained recourse on small business    RCON A250                       RCON B669        RCON B670         RCON B671
                                            -----------------------------------------------------------------------------------
       obligations sold with recourse ......          0         1.00                  0                0                 0
                                            -----------------------------------------------------------------------------------
   50. Recourse and direct credit substi-
       tutes (other than financial standby
       letters of credit) subject to the low-
       level exposure rule and residual
       interests subject to a dollar-for-     RCON B541                       RCON B542
       dollar capital requirement ..........          0        12.50 (3)              0
                                            ---------------------------------------------------------------------------------
  51. All other financial assets sold with    RCON B675                       RCON B676        RCON B677         RCON B678
                                            ---------------------------------------------------------------------------------
      recourse  ...........................           0         1.00                  0                0                 0
                                            ---------------------------------------------------------------------------------
  52. All other off-balance sheet             RCON B681                       RCON B682        RCON B683         RCON B684
                                            ---------------------------------------------------------------------------------
      liabilities ..........................          0         1.00                  0                0                 0
                                             --------------------------------------------------------------------------------
 53. Unused commitments with an orig         RCON 3833                       RCON B687        RCON B688         RCON B689
                                            ---------------------------------------------------------------------------------
      inal maturity exceeding one year .....          0         0.50                  0                0                 0
                                             --------------------------------------------------------------------------------
                                                                              RCON A167        RCON B693         RCON B694
                                             --------------------------------------------------------------------------------
 54. Derivative contracts .................                                          0                0                 0
                                            ---------------------------------------------------------------------------------

                                                 (Column E)  (Column F)
                                                  Allocation by Risk
                                                   Weight Category
                                           --------------------------------
                                                     50%           100%
                                           --------------------------------
            Dollar Amounts in Thousands         Mil Bil Thou   Mil Bil Thou
 --------------------------------------------------------------------------
   Derivatives and Off-Balance Sheet ltem         RCON B582      RCON B583
                                            -------------------------------
   44. Financial standby letters of credit .              0              0 44.
                                            -------------------------------
   45. Performance standby letters of             RCON B653      RCON B654
                                            -------------------------------
       credit ..............................              0              0 45.
                                            -------------------------------
   46. Commercial and similar letters of          RCON B658      RCON B659
                                            -------------------------------
       credit ..............................              0              0 46.
                                            -------------------------------
   47. Risk participations in bankers
       acceptances acquired by the                               RCON B663
                                            -------------------------------
       reporting institution ...............                             0 47.
                                            -------------------------------
                                                  RCON B667      RCON B668
                                            -------------------------------
   48. Securities lent .....................              0              0 48.
                                            -------------------------------
   49. Retained recourse on small business        RCON B672      RCON B673
                                            -------------------------------
       obligations sold with recourse ......              0              0 49.
                                            -------------------------------
   50. Recourse and direct credit substi-
       tutes (other than financial standby
       letters of credit) subject to the low-
       level exposure rule and residual
       interests subject to a dollar-for-                        RCON B543
       dollar capital requirement ..........                             0 50.
                                            -------------------------------
  51. All other financial assets sold with        RCON B679      RCON B680
                                            -------------------------------
      recourse   ...........................              0              0 51.
                                            -------------------------------
  52. All other off-balance sheet                 RCON B685      RCON B686
                                            -------------------------------
      liabilities ..........................              0              0 52.
                                             ------------------------------
 53. Unused commitments with an orig             RCON B690      RCON B691
                                            -------------------------------
      inal maturity exceeding one year .....              0              0 53.
                                             ------------------------------
                                                  RCON B695
                                             -----------------------------
 54. Derivative contracts .................              0                54.
                                             -----------------------------


------------------
(1) Column A multiplied by credit conversion factor.

(2) For financial standby letters of credit to which the low-level exposure rule applies, use a credit conversion factor of 12.5 or an institution-specific factor. For other financial standby letters of credit, use a credit conversion factor of 1.00. See instructions for further information.

(3) Or institution-specific factor.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                               FFIEC 041
                                                               Page RC - 23
Schedule RC-R - Continued                                         [ 33 ]

                                                                             (Column C)    (Column D)    (Column E)     (Column F)
                                                                            --------------------------------------------------------
                                                                                       Allocation by Risk Weight Category
                                                                            --------------------------------------------------------
                                                                                    0%         20%        50%        100%
                                                                            --------------------------------------------------------
                                              Dollar Amounts in Thousands  Bil Mil Thou  Bil Mil Thou   Bil Mil Thou  Mil  Bil Thou
------------------------------------------------------------------------------------------------------------------------------------
 TOTALS
 55. Total assets, derivatives, and off-balance sheet items by risk weight   RCON B696     RCON B697      RCON B698    RCON B699
                                                                             -------------------------------------------------------
      category (for each column, sum of items 43 through 54) .............      85,499        30,800              0       11,648 55.
                                                                             -------------------------------------------------------
 56. Risk weight factor ..................................................     x 0%           x 20%         x 50%         x 100% 56.
                                                                             -------------------------------------------------------
 57. Risk-weighted assets by risk weight category (for each column,          RCON B700     RCON B701      RCON 8702    RCON B703
                                                                             -------------------------------------------------------
     item 55 multiplied by item 56) ......................................           0         6,160              0       11,648 57.
                                                                             -------------------------------------------------------
                                                                                                                       RCON 1651
                                                                                                                       -------------
 58. Market risk equivalent assets
                                                                                                                               0 58.
                                                                                                                       -------------
 59. Risk-weighted assets before deductions for excess allowance
     for loan and lease losses and allocated transfer risk reserve                                                     RCON B704
                                                                                                                       -------------
     (sum of item 57, columns C through F, and item 58)...................                                                17,808 59.
                                                                                                                       -------------

                                                                                                                       RCON A222
                                                                                                                       -------------
 60. LESS: Excess allowance for loan and lease losses ...................                                                      0 60.
                                                                                                                       ------------
                                                                                                                       RCON 3128
                                                                                                                       -------------
 61. LESS: Allocated transfer risk reserve................................                                                     0 61.
                                                                                                                       -------------
                                                                                                                       RCON A223
                                                                                                                       -------------
 62. Total risk-weighted assets (item 59 minus items 60 and 61) ..........                                                17,808 62.
                                                                                                                       -------------

Memoranda

                                                                      Dollar Amounts in Thousands       RCON Tril Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards. 8764                 0 M.1.

                                               -----------------------------------------------------------------------------
                                                                        With a remaining maturity of
                                                      (Column A)               (Column B)                (Column C)
                                                   One year or less           Over one year            Over five years
                                                                           through five years
                                               -----------------------------------------------------------------------------
 2. Notional principal amounts of              RCON Tril Bil Mil Thou    RCON Tril Bil  Mil Thou     RCON Tril Bil  Mil Thou
    derivative contracts:(1)                   -----------------------------------------------------------------------------
     a. Interest rate contracts ...............3809                 0    8766                  0     8767                  0 M.2.a.
                                               -----------------------------------------------------------------------------
     b. Foreign exchange contracts ............3812                 0    8769                  0     8770                  0 M.2.b.
                                               -----------------------------------------------------------------------------
     c. Gold contracts ........................8771                 0    8772                  0     8773                  0 M.2.c.
                                               -----------------------------------------------------------------------------
     d. Other precious metals contracts .......8774                 0    8775                  0     8776                  0 M.2.d.
                                               -----------------------------------------------------------------------------
     e. Other commodity contracts .............8777                 0    8778                  0     8779                  0 M.2.e.
                                               -----------------------------------------------------------------------------
     f. Equity derivative contracts ...........A000                 0    A001                  0     A002                  0 M.2.f.
                                                 -----------------------------------------------------------------------------

-------------
(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                 FFIEC 041
                                                                 Page RC - 24
                                                                    [ 34 ]
 Schedule RC-S - Servicing, Securitization, and Asset Sale Activities

                                             (Column A)     (Column B)       (Column C)     (Column D)     (Column E)
                                            1 - 4 Family       Home            Credit          Auto          Other
                                             Residential      Equity            Card          Loans         Consumer
                                               Loans           Lines        Receivables                      Loans
  --------------------------------------------------------------------------------------------------------------------
            Dollar Amounts in Thousands    Bil Mil thou     Bil Mil Thou    Bil Mil Thou   Bil Mil Thou  Bil Mil Thou
  --------------------------------------------------------------------------------------------------------------------
  BANK SECURITIZATION ACTIVITIES
  1. Outstanding principal balance of
     assets sold and securitized by the
     reporting bank with servicing
     retained or with recourse or            RCON B705        RCON B706       RCON B707      RCON B708     RCON B709
     other seller-provided                   -----------------------------------------------------------------------
     credit enhancements ..................          0                0               0              0             0
  --------------------------------------------------------------------------------------------------------------------
  2. Maximum amount of credit exposure
     arising from recourse or other
     seller-provided credit enhancements
     provided to structures reported in
     item 1 in the form of:
     a. Credit-enhancing interest-only
        strips (included in Schedules
        RC-B or                              RCON B712        RCON B713       RCON B714      RCON B715     RCON 6716
                                             -------------------------------------------------------------------------
        RC-F or in Schedule RC, item 5) ...          0                0               0              0             0
                                             -------------------------------------------------------------------------
     b. Subordinated securities and          RCON C393        RCON C394       RCON C395      RCON C396     RCON C397
                                             -------------------------------------------------------------------------
        other residual interests ..........          0                0               0              0             0
                                             -------------------------------------------------------------------------
     c. Standby letters of credit and        RCON C400        RCON C401       RCON C402      RCON C403     RCON C404
                                             -------------------------------------------------------------------------
        other enhancements ................          0                0               0              0             0
                                             -------------------------------------------------------------------------
  3. Reporting bank's unused commit-
     ments to provide liquidity to           RCON B726        RCON B727       RCON B728      RCON B729     RCON B730
                                             -------------------------------------------------------------------------
     structures reported in item 1 ........          0                0               0              0             0
                                             -------------------------------------------------------------------------
  4. Past due loan amounts included in
     item 1:                                 RCON B733        RCON B734       RCON B735      RCON B736     RCON B737
                                             -------------------------------------------------------------------------
     a. 30-89 days past due ...............          0                0               0              0             0
                                             -------------------------------------------------------------------------
                                             RCON B740        RCON B741       RCON B742      RCON B743     RCON B744
                                             -------------------------------------------------------------------------
  b. 90 days or more past due .............          0                0               0              0             0
                                             -------------------------------------------------------------------------
  5. Charge-offs and recoveries on
  assets sold and securitized with
  servicing retained or with
  recourse or other seller-provided
  credit enhancements
                                             -------------------------------------------------------------------------
    (calendar year-to-date):                 RIAD B747        RIAD B748       RIAD B749      RIAD B750     RIAD B751
                                             -------------------------------------------------------------------------
    a. Charge-offs                                   0                0               0              0             0
                                             -------------------------------------------------------------------------
                                             RIAD B754        RIAD B755       RIAD B756      RIAD B757     RIAD B758
                                             -------------------------------------------------------------------------
    b. Recoveries..........................          0                0               0              0             0
                                             -------------------------------------------------------------------------

                                                 (Column F)     (Column G)
                                                 Commercial      All Other
                                                & Industrial    Loans and
                                                   Loans        All Leases
  -------------------------------------------------------------------------
            Dollar Amounts in Thousands         Bil Mil Thou   Bil Mil Thou
  -------------------------------------------------------------------------
  BANK SECURITIZATION ACTIVITIES
  1. Outstanding principal balance of
     assets sold and securitized by the
     reporting bank with servicing
     retained or with recourse or                 RCON B710      RCON 8711
     other seller-provided                   -----------------------------
     credit enhancements ..................               0              0 1.
  ------------------------------------------------------------------------
  2. Maximum amount of credit exposure
     arising from recourse or other
     seller-provided credit enhancements
     provided to structures reported in
     item 1 in the form of:
     a. Credit-enhancing interest-only
        strips (included in Schedules
        RC-B or                                   RCON B717      RCON B718
                                             -----------------------------
        RC-F or in Schedule RC, item 5) ...               0              0 2.a.
                                             -----------------------------
     b. Subordinated securities and               RCON C398      RCON C399
                                             -----------------------------
        other residual interests ..........               0              0 2.b.
                                             -----------------------------
     c. Standby letters of credit and             RCON C405      RCON C406
                                             -----------------------------
        other enhancements ................               0              0 2.c.
                                             -----------------------------
  3. Reporting bank's unused commit-
     ments to provide liquidity to                RCON B731      RCON B732
                                             -----------------------------
     structures reported in item 1 ........               0              0 3.
                                             -----------------------------
  4. Past due loan amounts included in
     item 1:                                      RCON B738      RCON B739
                                             -----------------------------
     a. 30-89 days past due ...............               0              0 4.a.
                                             -----------------------------
                                                  RCON B745      RCON B746
                                             -----------------------------
  b. 90 days or more past due .............               0              0 4.b.
                                             -----------------------------
  5. Charge-offs and recoveries on
  assets sold and securitized with
  servicing retained or with
  recourse or other seller-provided
  credit enhancements
                                             -----------------------------
    (calendar year-to-date):                      RIAD B752      RIAD B753
                                             -----------------------------
    a. Charge-offs                                        0              0 5.a.
                                             -----------------------------
                                                  RIAD B759      RIAD B760
                                             -----------------------------
    b. Recoveries..........................               0              0 5.b.
                                             -----------------------------


June 2003 Call Report    Printed 7/24/2003 - DeutschE Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-25

Schedule RC-S - Continued                                               [ 35 ]

                                  (Column A)   (Column B)  (Column C)    (Column D)   (Column E)   (Column F)    (Column G)
                                 1 - 4 Family     Home       Credit         Auto        Other      Commercial     All Other
                                  Residential    Equity       Card         Loans       Consumer   & Industrial    Loans and
                                     Loans        Lines    Receivables                  Loans        Loans       All Leases
                                --------------------------------------------------------------------------------------------
   Dollar Amounts in Thousands   Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
6. Amount of ownership
   (or seller's) interests
   carried as:
   a. Securities (included                      ----------------------                              ---------
      in Schedule RC-B or in                    RCON B761    RCON B762                              RCON B763
                                                ----------------------                              ---------
      Schedule RC, item 5) ....                         0            0                                      0                 6.a.
                                                ----------------------                              ---------
   b. Loans                                     RCON B500    RCON B501                              RCON B502
                                                ----------------------                              ---------
      (included in Schedule
       RC-C) ..................                         0            0                                      0                 6.b.
                                                ----------------------                              ---------

7. Past due loan amounts
   included in interests
   reported in item 6.a:                        RCON B764    RCON B765                              RCON B766
                                                ----------------------                              ---------
   a. 30 - 89 days past due ...                         0            0                                      0                 7.a.
                                                ----------------------                              ---------
                                                RCON B767    RCON B768                              RCON B769
                                                ----------------------                              ---------
   b. 90 days or more past
      due .....................                         0            0                                      0                 7.b.
                                                ----------------------                              ---------

8. Charge-offs and recoveries
   on loan amounts included
   in interests reported in
   item 6.a (calendar
   year-to-date):                               RIAD B770    RIAD B771                              RIAD B772
                                                ----------------------                              ---------
   a. Charge-offs .............                         0            0                                      0                 8.a.
                                                ----------------------                              ---------
                                                RIAD B773    RIAD B774                              RIAD B775
                                                ----------------------                              ---------
   b. Recoveries ..............                         0            0                                      0                 8.b.
                                                ----------------------                              ---------

FOR SECURITIZATION FACILITIES
SPONSORED BY OR OTHERWISE
ESTABLISHED BY OTHER INSTITUTIONS

9. Maximum amount of credit
   exposure arising from
   credit enhancements provided
   by the reporting bank to
   other institutions'
   securitization structures
   in the form of standby
   letters of credit, purchased
   subordinated securities,       RCON B776     RCON B777    RCON B778    RCON B779    RCON B780    RCON B781    RCON B782
                                  ----------------------------------------------------------------------------------------
   and other enhancements .....           0             0            0            0            0            0            0    9.
                                  ----------------------------------------------------------------------------------------

10. Reporting bank's unused
    commitments to provide
    liquidity to other
    institutions' securitization  RCON B783     RCON B784    RCON B785    RCON B786    RCON B787    RCON B788    RCON B789
                                  ----------------------------------------------------------------------------------------
    structures ................           0             0            0            0            0            0            0    10.
                                  ----------------------------------------------------------------------------------------


June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-26

                                                                        [ 36 ]

Schedule RC-S - Continued

                                  (Column A)   (Column B)  (Column C)    (Column D)   (Column E)   (Column F)    (Column G)
                                 1 - 4 Family     Home       Credit         Auto        Other      Commercial     All Other
                                  Residential    Equity       Card         Loans       Consumer   & Industrial    Loans and
                                     Loans        Lines    Receivables                  Loans        Loans       All Leases
                                --------------------------------------------------------------------------------------------
   Dollar Amounts in Thousands   Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
BANK ASSET SALES
11. Assets sold with recourse
    or other seller-provided
    credit enhancements and
    not securitized by the        RCON B790     RCON B791    RCON B792    RCON B793    RCON B794    RCON B795    RCON B796
                                  ----------------------------------------------------------------------------------------
    reporting bank ............           0             0            0            0            0            0            0    11.
                                  ----------------------------------------------------------------------------------------

12. Maximum amount of credit
    exposure arising from
    recourse or other
    seller-provided credit
    enhancements provided to
    assets reported               RCON B797     RCON B798    RCON B799    RCON B800    RCON B801    RCON B802    RCON B803
                                  ----------------------------------------------------------------------------------------
    in item 11 ................           0             0            0            0            0            0            0    12
                                  ----------------------------------------------------------------------------------------


Memoranda                                                              Dollar Amounts in Thousands     RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Small business obligations transferred with recourse under Section 208 of the Riegle Community
   Development and Regulatory Improvement Act of 1994:                                                 -----------------
   a. Outstanding principal balance .................................................................  A249            0  M.1.a.
                                                                                                       -----------------
   b. Amount of retained recourse on these obligations as of the report date ........................  A250            0  M.1.b.
                                                                                                       -----------------

2. Outstanding principal balance of assets serviced for others:
   a. 1-4 family residential mortgages serviced with recourse or other servicer-provided credit        -----------------
      enhancements ..................................................................................  B804            0  M.2.a.
                                                                                                       -----------------
   b. 1-4 family residential mortgages serviced with no recourse or other servicer-provided credit     -----------------
      enhancements ..................................................................................  B805            0  M.2.b.
                                                                                                       -----------------
   c. Other financial assets(1) .....................................................................  A591            0  M.2.c.
                                                                                                       -----------------

3. Asset-backed commercial paper conduits:
   a. Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby letters of credit, subordinated securities, and other
      enhancements:                                                                                    -----------------
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company ...........  B806            0  M.3.a.(1)
                                                                                                       -----------------
      (2) Conduits sponsored by other unrelated institutions ........................................  B807            0  M.3.a.(2)
                                                                                                       -----------------
   b. Unused commitments to provide liquidity to conduit structures:                                   -----------------
      (1) Conduits sponsored by the bank, a bank affiliate, or the bank's holding company ...........  B808            0  M.3.b.(1)
                                                                                                       -----------------
      (2) Conduits sponsored by other unrelated institutions ........................................  B809            0  M.3.b.(2)
                                                                                                       -----------------

4. Outstanding credit card fees and finance charges included in Schedule RC-S, item 1, column C(2) ..  C407          N/A  M.4.
                                                                                                       -----------------

-----------
(1) Memorandum item 2.c is to be completed if the principal balance of other financial assets serviced for others is more than $10 million.

(2) Memorandum item 4 is to be completed by banks that (1) together with affiliated institutions, have outstanding credit card receivables (as defined in instructions) that exceed $500 million as of the report date or
    (2) are credit card specialty banks as defined for Uniform Bank Performance Report purposes.

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-27

Schedule RC-T - Fiduciary and Related Services                          [ 37 ]

ITEMS 12 THROUGH 23 AND MEMORANDUM ITEM 4 WILL NOT BE MADE AVAILABLE TO THE PUBLIC ON AN INDIVIDUAL INSTITUTION BASIS.

                                                                                                          ------------
                                                                                                          RCON (Y / N)
                                                                                                          ------------
1. Does the institution have fiduciary powers? (enter "Y" for YES or "N" for NO)                          -----------
   (if "NO," do not complete Schedule RC-T.) ............................................................ A345    Y   1.
                                                                                                          ------------
                                                                                                          RCON (Y / N)
                                                                                                          ------------
2. Does the institution exercise the fiduciary powers it has been granted?
   (enter "Y" for YES or "N" for NO) ...................................................................  A346    Y   2.
                                                                                                          ------------
                                                                                                          ------------
3. Does the institution have any fiduciary or related activity (in the form of assets or accounts)?       RCON (Y / N)
                                                                                                          ------------
   (enter "Y" for YES or "N" for NO)(If "NO", do not complete the rest of Schedule RC-T)................. B867    Y   3.
                                                                                                          ------------

If the answer to item 3 is "YES," complete the applicable items of Schedule RC-T, as follows:

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $250 million (as of the preceding December 31) or with gross fiduciary and related services income greater than 10% of revenue (net interest income plus noninterest income) for the preceding calendar year must complete:
o Items 4 through 19 quarterly,
o Items 20 through 23 annually with the December report, and
o Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) greater than $100 million but less than or equal to $250 million (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
o Items 4 through 23 annually with the December report, and
o Memorandum items 1 through 4 annually with the December report.

Institutions with total fiduciary assets (item 9, sum of columns A and B) of $100 million or less (as of the preceding December 31) that do not meet the fiduciary income test for quarterly reporting must complete:
o Items 4 through 10 annually with the December report, and
o Memorandum items 1 through 3 annually with the December report.

                                        (Column A)       (Column B)        (Column C)   (Column D)
                                          Managed        Non-Managed        Number of   Number of
                                          Assets            Assets           Managed    Non-Managed
                                                                             Accounts    Accounts
                                   -----------------------------------------------------------------
   Dollar Amounts in Thousands      Tril Bil Mil Thou Tril Bil Mil Thou
----------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED ASSETS             RCON B868        RCON B869         RCON B870    RCON B871
                                         -----------------------------------------------------------
4. Personal trust and agency
   accounts .......................           193,743            10,749              56            3   4.
                                         -----------------------------------------------------------

5. Retirement related trust and
   agency accounts:                      -----------------------------------------------------------
   a. Employee benefit - defined         RCON B872        RCON B873         RCON B874    RCON B875
                                         -----------------------------------------------------------
      contribution ................                 0         1,986,846               0            4   5.a.
                                         -----------------------------------------------------------
   b. Employee benefit - defined         RCON B876        RCON B877         RCON B878    RCON B879
                                         -----------------------------------------------------------
      benefit .....................                 0        27,051,086               0           29   5.b.
                                         -----------------------------------------------------------

                                         RCON B880        RCON B881         RCON B882    RCON B883
                                         -----------------------------------------------------------
   c. Other retirement accounts ...                 0         2,632,183               0            5   5.c.
                                         -----------------------------------------------------------
                                         RCON B884        RCON B885         RCON C001    RCON C002
                                         -----------------------------------------------------------

6. Corporate trust and agency
   accounts .......................                 0         7,244,722               0        1,983   6.
                                         ------------------------------------------------------------

7. Investment management agency          RCON B886                          RCON B888
                                         ---------                          ---------
   accounts .......................           235,245                                70                7.
                                         ------------------------------------------------------------
                                         RCON B890        RCON B891         RCON B892    RCON B893
                                         ------------------------------------------------------------
8. Other fiduciary accounts .......                 0        30,410,438               0           56   8.
                                         ------------------------------------------------------------

9. Total fiduciary accounts              RCON B894        RCON B895         RCON B896    RCON B897
                                         ------------------------------------------------------------
   (sum of items 4 through 8) .....           428,988        69,336,024             126        2,080   9.
                                         ------------------------------------------------------------
                                                          RCON B898                      RCON B899
                                                          ---------                      ---------
10. Custody and safekeeping
    accounts ......................                               8,220                            2   10.
                                         -------------------------------------------------------------

11.Not applicable

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-28

Schedule RC-T - Continued                                               [ 38 ]


                                                     Dollar Amounts in Thousands   RIAD  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------
FIDUCIARY AND RELATED SERVICES INCOME
12. Personal trust and agency accounts .........................................   B904             427  12.

13. Retirement related trust and agency accounts:
    a. Employee benefit - defined contribution .................................   B905             186  13.a.
    b. Employee benefit - defined benefit ......................................   B906             451  13.b.
    c. Other retirement accounts ...............................................   B907              40  13.c.

14. Corporate trust and agency accounts ........................................   A479          18,504  14.

15. Investment management agency accounts ......................................   B908             491  15.

16. Other fiduciary accounts ...................................................   A480             470  16.

17. Custody and safekeeping accounts ...........................................   B909               5  17.

18. Other fiduciary and related services income ................................   B910             494  18.

19. Total gross fiduciary and related services income (sum of items 12 through
    18)(must equal Schedule RI, item 5.a) ......................................   4070          21,068  19.

20. Less: Expenses .............................................................   C058             N/A  20.

21. Less: Net losses from fiduciary and related services .......................   A488             N/A  21.

22. Plus: Intracompany income credits for fiduciary and related services .......   B911             N/A  22.

23. Net fiduciary and related services income ..................................   A491             N/A  23.

Memoranda                                                                              Managed Assets
                                                                                  -------------------------
                                                     Dollar Amounts in Thousands  RCON Tril  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------
1. Managed assets held in personal trust and agency accounts:
   a. Noninterest-bearing deposits .............................................  B913                  N/A M.1.a.
   b. Interest-bearing deposits ................................................  B914                  N/A M.1.b.
   c. U.S. Treasury and U.S. Government agency obligations .....................  B915                  N/A M.1.c.
   d. State, county, and municipal obligations .................................  B916                  N/A M.1.d.
   e. Money market mutual funds ................................................  B917                  N/A M.1.e.
   f. Other short-term obligations .............................................  B918                  N/A M.1.f.
   g. Other notes and bonds ....................................................  B919                  N/A M.1.g.
   h. Common and preferred stocks ..............................................  B920                  N/A M.1.h.
   i. Real estate mortgages ....................................................  B921                  N/A M.1.i.
   j. Real estate ..............................................................  B922                  N/A M.1.j.
   k. Miscellaneous assets .....................................................  B923                  N/A M.1.k.
   l. Total managed assets held in personal trust and agency accounts (sum of
      Memorandum items 1.a through 1.k)(must equal Schedule RC-T, item 4,
      column A) ................................................................  B868                  N/A M.1.l.

                                                                                (Column A)          (Column B)
                                                                                 Number of        Principal Amount
                                                                                   Issue            Outstanding
                                                                                -------------------------------------
                                                   Dollar Amounts in Thousands  RCON           RCON Tril Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
2. Corporate trust and agency accounts:
   a. Corporate and municipal trusteeships .....................................B927    N/A    B928               N/A M.2.a.
   b. Transfer agent, registrar, paying agent, and other corporate agency.......B929    N/A                           M.2.b.


June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732
                                                                      FFIEC 041
                                                                      Page RC-29

Schedule RC-T - Continued                                                [ 39 ]


                                                                 (Column A)         (Column B)
Memoranda - Continued                                             Number of      Market Value of
                                                                    Funds          Fund Assets
                                                                 ------------------------------------
                                 Dollar Amounts in Thousands     RCON         RCON  Tril Bil Mil Thou
-----------------------------------------------------------------------------------------------------
3. Collective investments fund and common trust funds:
   a. Domestic equity ...........................................B931    N/A  B932                N/A  M.3.a.
   b. International/Global equity ...............................B933    N/A  B934                N/A  M.3.b.
   c. Stock/Bond blend ..........................................B935    N/A  B936                N/A  M.3.c.
   d. Taxable bond ..............................................B937    N/A  B938                N/A  M.3.d.
   e. Municipal bond ............................................B939    N/A  B940                N/A  M.3.e.
   f. Short term investments/Money market .......................B941    N/A  B942                N/A  M.3.f.
   g. Specialty/Other ...........................................B943    N/A  B944                N/A  M.3.g.
   h. Total collective investment funds(sum of Memorandum items
      3.a through 3.g) ..........................................B945    N/A  B946                N/A  M.3.h.

                                                                      (Column A)        (Column B)        (Column C)
                                                                     Gross Losses      Gross Losses       Recoveries
                                                                        Managed        Non-Mangaged
                                                                       Accounts          Accounts
                                                                     -------------------------------------------------
                                       Dollar Amounts in Thousands   RIAD Mil Thou     RIAD Mil Thou     RIAD Mil Thou
----------------------------------------------------------------------------------------------------------------------
4. Fiduciary settlements, surcharges, and other losses:
   a. Personal trust agency accounts ............................... B947      N/A     B948      N/A     B949      N/A  M.4.a.
   b. Retirement related trust and agency accounts ................. B950      N/A     B951      N/A     B952      N/A  M.4.b.
   c. Investment management agency accounts ........................ B953      N/A     B954      N/A     B955      N/A  M.4.c.
   d. Other fiduciary accounts and related services ................ B956      N/A     B957      N/A     B958      N/A  M.4.d.
   e. Total fiduciary settlements, surcharges, and other losses
      (sum of Memorandum items 4.a through 4.d)(sum of
      columns A and B minus column C must equal
      Schedule RC-T, item 21) ...................................... B959      N/A     B960      N/A     B961      N/A  M.4.e.


Person to whom questions about Schedule RC-T - Fiduciary and Related Services should be directed:

Foy B. Hester  Vice President and Controller
--------------------------------------------------------------------------------
Name and Title (TEXT B962)

foy.hester@db.com
--------------------------------------------------------------------------------
E-mail Address (TEXT B926)

(212) 602-1764                           (212) 797-0502
---------------------------------        ---------------------------------------
Telephone: Area code/phone number        FAX: Area code/phone number(TEXT B964)
/extension (TEXT B963)

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                      FFIEC 041
                                                                      Page RC-30

                                                                        [ 40 ]

               Optional Narrative Statement Concerning the Amounts
                 Reported in the Reports of Condition and Income

                   at close of business on     June 30, 2003
                                             ------------------

Deutsche Bank National Trust Company            Los Angeles           , CA
----------------------------------------        -------------------     ------
Legal Title of Bank                             City                    State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in Schedule RC-T, items 12 through 23 and Memorandum item 4, is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-T, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THIS STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------

BANK MANAGEMENT STATEMENT (Either enter text in the field below or skip and leave blank for "No comment"):

(TEXT 6980)









                    --------------------------       --------------------------
                      Signature of Executive              Date of Signature
                         Officer of Bank

June 2003 Call Report    Printed 7/24/2003 - Deutsche Bank National Trust
Company - Certificate Number 26732

                                                                         [ 41 ]

                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
--------------------------------------------------------------------------------
      NAME AND ADDRESS OF BANK
                                                 OMB No. For OCC: 1557-0081
Deutsche Bank National Trust Company            OMB No. For FDIC: 3064-0052
-------------------------------------     OMB No. for Federal Reserve: 7100-0036
                                                  Expiration Date: 4/30/2006
       300 South Grand Avenue
-------------------------------------               SPECIAL REPORT
                                             (Dollar Amounts in Thousands)
     Los Angeles,CA 90071-3109            --------------------------------------
-------------------------------------         CLOSE OF      FDIC Certificate
                                           BUSINESS DATE         Number

                                          June 30, 2003      2  6  7  3  2
--------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
--------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
--------------------------------------------------------------------------------

a. Number of loans made to executive officers
   since the previous Call Report date ............... RCON 3561           0 a.
b. Total dollar amount of above loans
   (in thousands of dollars) ......................... RCON 3562           0 b.
c. Range of interest charged on above loans
   (example: 9 3/4% = 9.75) ...RCON 7701   0.00   % to   RCON 7702   0.00  % c.

--------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO          DATE (Month, Day, Year)
SIGN REPORT

/s/ Foy B. Hester                                             7/25/03
--------------------------------------------------------------------------------